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                                                                   Exhibit 10.17

                          FIRST AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP

                                      OF

            CLEVELAND INDIANS BASEBALL COMPANY LIMITED PARTNERSHIP



















                      Dated as of _______________, 1998

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                               TABLE OF CONTENTS

                                                                            Page

                                                                            ----



ARTICLE I DEFINITIONS, ETC.....................................................1

  1.1   DEFINITIONS............................................................1
  1.2   EXHIBITS..............................................................15

ARTICLE 11 ORGANIZATION ......................................................15

  2.1   CONTINUATION .........................................................15
  2.2   NAME .................................................................16
  2.3   CHARACTER OF THE BUSINESS ............................................16
  2.4   LOCATION OF THE PRINCIPAL PLACE OF BUSINESS ..........................16
  2.5   REGISTERED AGENT AND REGISTERED OFFICE ...............................17

ARTICLE III TERM..............................................................17

ARTICLE IV CONTRIBUTIONS TO CAPITAL...........................................18

  4.1   CAPITAL CONTRIBUTIONS.................................................18
  4.2   ADDITIONAL CAPITAL CONTRIBUTIONS......................................18
  4.4   PARTNER GUARANTEES....................................................20
  4.5   NO THIRD PARTY BENEFICIARY............................................21
  4.6   NO INTEREST; NO RETURN; NO ADDITIONAL REQUIRED CAPITAL CONTRIBUTION ..21

ARTICLE V CONDITIONS .........................................................22

  5.1   GENERAL PARTNER CONDITIONS ...........................................22

ARTICLE VI ALLOCATIONS OF NET INCOME OR NET LOSS AND OTHER TAX AND
                         ACCOUNTING MATTERS...................................23

  6.1   ALLOCATIONS...........................................................23
  6.2   DISTRIBUTIONS.........................................................23
  6.3   BOOKS OF ACCOUNT......................................................24
  6.4   REPORTS...............................................................24
  6.5   AUDITS................................................................25
  6.6   TAX ELECTIONS AND RETURNS.............................................25
  6.7   TAX MATTERS PARTNER...................................................25
  6.8   RESTRICTED DISTRIBUTIONS..............................................26
  6.9   WITHHOLDING...........................................................27

ARTICLE VII RIGHTS, DUTIES AND RESTRICTIONS OF THE GENERAL PARTNER ...........27

  7.1   EXPENDITURES BY PARTNERSHIP...........................................27
  7.2   POWERS AND DUTIES OF GENERAL PARTNER..................................28
  7.3   MAJOR DECISIONS.......................................................31
  7.4   ACTIONS WITH RESPECT TO CERTAIN DOCUMENTS.............................31
  7.5   TITLE HOLDER..........................................................31
  7.6   COMPENSATION OF THE GENERAL PARTNER...................................32
  7.7   WAIVER AND INDEMNIFICATION............................................32



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ARTICLE VIII DISSOLUTION, LIQUIDATION AND TERMINATION ........................33

  8.1    ACCOUNTING ..........................................................33
  8.2    DISTRIBUTION ON DISSOLUTION .........................................33
  8.3    TIMING REQUIREMENTS .................................................34
  8.4    SALE OF PARTNERSHIP ASSETS ..........................................34
  8.5    DISTRIBUTIONS IN KIND ...............................................35
  8.6    DOCUMENTATION OF LIQUIDATION ........................................35
  8.7    LIABILITY OF THE LIQUIDATING TRUSTEE ................................35
  8.8    CREDITING OF GAIN (LOSS) ON LIQUIDATION .............................36

ARTICLE IX TRANSFER OF PARTNERSHIP INTERESTS..................................37

  9.1    GENERAL PARTNER TRANSFER.............................................37
  9.2    TRANSFERS By LIMITED PARTNERS........................................37
  9.3    RESTRICTIONS ON TRANSFER.............................................38
  9.4    REGISTRATION RIGHTS..................................................39

ARTICLE X RIGHTS AND OBLIGATIONS OF BE LIMITED PARTNERS.......................40

  10.1   NO PARTICIPATION IN MANAGEMENT.......................................40

ARTICLE XI GRANT OF RIGHTS TO LIMITED PARTNER.................................41

  11.1   GRANT OF RIGHTS......................................................41
  11.2   TERMS OF RIGHTS......................................................42
  11.3   REISSUANCE OR REALLOCATION OF PARTNERSHIP UNITS......................42

ARTICLE XII LIMITED PARTNER REPRESENTATIVES AND WARRANTIES....................42

  12.1   REPRESENTATIONS AND WARRANTIES OF THE LIMITED PARTNER................42

ARTICLE XIII GENERAL PARTNER REPRESENTATIONS AND WARRANTIES...................43

  13.1   REPRESENTATIONS AND WARRANTIES OF THE LIMITED PARTNER................43

ARTICLE XIV GENERAL PROVISIONS................................................43

  14.1   NOTICES..............................................................43
  14.2   SUCCESSORS...........................................................44
  14.3   EFFECT AND INTERPRETATION............................................44
  14.4   COUNTER..............................................................44
  14.5   PARTNERS NOT AGENTS..................................................44
  14.6   ENTIRE UNDERSTANDING.................................................44
  14.7   AMENDMENTS...........................................................44
  14.8   SEVERABILITY.........................................................45
  14.9   TRUST PROVISION......................................................45
  14.10  PRONOUNS AND HEADINGS................................................45
  14.11  ASSURANCES...........................................................46
  14.12  POWER OF ATTORNEY....................................................46
  14.13  DURATION OF POWER....................................................47

Exhibit A - Allocations and Other Tax Matters
Exhibit B - Partnership Interests
Exhibit C - Terms of Limited Partners Registration Rights

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Exhibit D - Rights Terms

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           FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
            OF CLEVELAND INDIANS BASEBALL COMPANY LIMITED PARTNERSHIP

                  THIS FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP is made and entered into as of the ______ day of ____________, 1998, by and among the undersigned parties.

                                   WITNESSETH:

                                   -----------

                  WHEREAS, Cleveland Indians Baseball Company Limited Partnership, an Ohio limited partnership (the "Partnership"), was formed by the filing for record of a Certificate of Limited Partnership, dated as of November 10, 1986, with the Cuyahoga County Recorder pursuant to and in accordance with Chapter 1782 of the Ohio Revised Code (the "Original Certificate");

                  WHEREAS, the undersigned desire to continue the Partnership as a limited partnership and to amend and restate in its entirety the Limited Partnership Agreement of the Partnership, dated as of November 10, 1986 (the "Original Agreement").

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

                                    ARTICLE I

                                DEFINITIONS, ETC.
                                -----------------

                1.1 DEFINITIONS. Except as otherwise herein expressly provided or unless the context otherwise requires, the following terms and phrases shall have the meanings set forth below whenever used in this Agreement and the Exhibits hereto:

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                "ACCOUNTANTS" shall mean Deloitte & Touche LLP or such other firm or firms of independent certified public accountants selected by the General Partner on behalf of the Partnership to audit the books and records of the Partnership and to prepare statements and reports in connection therewith.

                "ACT" shall mean Chapter 1782 of the Ohio Revised Code, as the same may hereafter be amended from time to time.

                "ADDITIONAL CAPITAL CONTRIBUTIONS" shall have the meaning set forth in Section

                "ADDITIONAL UNITS" shall have the meaning set forth in Section
4.3 hereof.

                "ADJUSTED CAPITAL ACCOUNT DEFICIT" shall mean, with respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of any relevant taxable year and after giving effect to the following adjustments:

                         (a) credit to such Capital Account any amounts which
                  such Partner is obligated or treated as obligated to restore with respect to any deficit balance in such Capital Account pursuant to Section 1.704-l(b)(2)(ii)(c) of the Regulations, or is deemed to be obligated to restore with respect to any deficit balance pursuant to the penultimate sentence of each of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the
                  Regulations; and

                         (b) debit to such Capital Account the items described
                  in Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6) of the
                  Regulations.

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the requirements of the alternate test for economic effect contained in Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

                "ADMINISTRATIVE EXPENSES" shall mean all administrative and operating costs and expenses incurred by the Partnership and all General Partner Expenses.

                "AFFILIATE" shall mean, with respect to any Partner (or to any other Person, the affiliates of whom are relevant for purposes of any of the provisions of this Agreement), (i) such Partner's spouse, parents, descendants, brothers and sisters; (ii) any trust for the benefit of any


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Person referred to in the preceding clause (i); or (iii) any Entity which, directly or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with, any Person referred to in the preceding clauses (i) and (ii).

                "AGREEMENT" shall mean this First Amended and Restated Agreement of Limited Partnership, as originally executed and as amended, modified, supplemented or restated from time to time, as the context requires.

                "ARTICLES" shall mean the Amended and Restated Articles of Incorporation of the General Partner, as amended, modified, supplemented or restated from time to time.

                "AUDITED FINANCIAL STATEMENTS" shall mean financial statements (balance sheets, statements of income, statements of partners' equity and statements of cash flows) prepared in accordance with GAAP and accompanied by an independent auditor's opinion.

                "BALLPARK MANAGEMENT ASSETS" shall mean the assets, business, contract rights and liabilities of Ballpark Management Company, an Ohio corporation, immediately prior to the merger of Ballpark Management Company into the General Partner pursuant to the Reorganization Agreement.

                "BANKRUPTCY" shall mean, with respect to any Partner, (i) the commencement by such Partner of any proceeding seeking relief as to such Partner as debtor or bankrupt under any provision or chapter of the Bankruptcy Code or any other federal or state law relating to insolvency, bankruptcy or similar reorganization; (ii) an adjudication that such Partner is insolvent or bankrupt;
(iii) the entry of an order for relief under the Bankruptcy Code with respect to such Partner; (iv) the filing of any such petition or the commencement of any such case or proceeding against such Partner, unless such petition and the case or proceeding initiated thereby are dismissed within ninety (90) days from the date of such filing; (v) the filing of an answer by such Partner admitting the allegations of any such petition; (vi) the appointment of a




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trustee, receiver or custodian for all or substantially all of the assets of such Partner, unless such appointment is vacated or dismissed within ninety (90) days from the date of such appointment but not less than five (5) days before the proposed sale of any assets of such Partner; (vii) the insolvency of such Partner or the execution by such Partner of a general assignment for the benefit of creditors; (viii) the convening by such Partner of a meeting of its creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of its debts; (ix) the failure of such Partner to pay its debts as they mature; (x) the levy, attachment, execution or other seizure of substantially all of the assets of such Partner where such seizure is not discharged within thirty (30) days thereafter; or (xi) the admission by such Partner in writing of its inability to pay its debts as they mature or that it is generally not paying its debts as they become due. The term "bankruptcy," as defined in this Agreement and as used herein, is intended and shall be deemed to supersede and replace the events of withdrawal described in Sections 1782.23(D) and (E) of the Act.

                "BANKRUPTCY CODE" shall mean the United States Bankruptcy Code, as amended, 11 U.S.C. Sections 101 ET SEQ., and as hereafter amended from time to time.

                "CBC" shall mean Cleveland Baseball Corporation, an Ohio corporation.

                "CAPITAL ACCOUNT" shall mean, with respect to any Partner, the separate account as determined for Federal income tax purposes that the Partnership shall establish and maintain for such Partner. The Capital Account of any Partner shall be maintained in accordance with Exhibit A hereto.

                "CAPITAL CALL" shall have the meaning set forth in Section
4.2.

                "CAPITAL CONTRIBUTION" shall mean, with respect to any Partner, the amount of money and the Gross Asset Value of any asset other than money contributed to the capital of the Partnership with respect to the Partnership Interest held by such Partner (net of all liabilities


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secured by such asset or that the Partnership is considered to assume or take subject to under Section 752 of the Code).

                "CERTIFICATE" shall mean the First Amended and Restated Certificate of Limited Partnership for the Partnership of even date herewith, as filed with the office of the Secretary of State of the State of Ohio, as it may be amended from time to time in accordance with the terms of this Agreement and the Act.

                "CLASS A COMMON SHARES" shall mean the Class A Common Shares, without par value, of the General Partner.

                "CLASS B COMMON SHARES" shall mean the Class B Common Shares, without par value, of the General Partner.

                "CLOSING PRICE" on any date shall mean, with respect to the Class A Common Shares, the last sale price, regular way, or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case as reported on the Nasdaq National Market or, if the applicable Equity Shares are not quoted on the Nasdaq National Market, on the principal national securities exchange on which such Equity Shares are listed or admitted to trading of, if the Equity Shares are not quoted on the NASDAQ National Market or listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors of the General Partner for the purpose or, if such prices are not available, the fair market value set by, or in a manner established by, the Board of Directors of the General Partner in good faith.

                "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                "COMMON SHARES" shall mean the Class A Common Shares and the Class B Common Shares.


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                "COMPLETION OF THE OFFERING" shall mean the closing of the first sale of Class A Common Shares in the Offering.

                "CONSENT OF THE LIMITED PARTNERS" means the written consent of the Limited Partner or, if there is more than one Limited Partner, the written consent of a Majority-In-Interest of the Limited Partners, which shall be obtained prior to the taking of any action for which it is required by this Agreement and may be given or withheld by the Limited Partner or a Majority-In-Interest of the Limited Partners, as the case may be, in their sole and absolute discretion.

                "CONTRIBUTION DATE" shall have the meaning set forth in
Section 4.2(b) hereof.

                "CONTROL" shall mean the ability, whether by the direct or indirect ownership of shares or other equity interests, by contract or otherwise, to elect a majority of the directors of a corporation, to select the managing partner of a partnership, or otherwise to select, or have the power to remove and then select, a majority of those persons exercising governing authority over an Entity. In the case of a limited partnership, the sole general partner, all of the general partners to the extent each has equal management control and authority, or the managing general partner or managing general partners thereof shall be deemed to have control of such partnership and, in the case of a trust, any trustee thereof or any Person having the right to select any such trustee shall be deemed to have control of such trust.

                "CORPORATE HEADQUARTERS" shall mean the General Partner's offices located at 2401 Ontario Street, Cleveland, Ohio.

                "CURRENT PER SHARE MARKET PRICE" on any date shall mean the average of the Closing Price for the five (5) consecutive Trading Days ending on such date.

                "DEMAND NOTICE" shall have the meaning set forth in Section
14.2 hereof.

                "DEPRECIATION" shall mean, with respect to any asset of the Partnership for any taxable year or other period, the depreciation, depletion or amortization, as the case may be,


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allowed or allowable for Federal income tax purposes in respect of such asset for such taxable year or other period.

                "ENTITY" shall mean any general partnership, limited partnership, joint venture, corporation, limited liability company, trust, business trust, cooperative or association.

                "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended (or any corresponding provisions of succeeding laws).

                "EXCHANGE RIGHTS" shall have the meaning set forth in Section
9.2 hereof.

                "FORMATION TRANSACTIONS" shall mean the transactions contemplated by the Reorganization Agreement and described in the Registration Statement under the heading "Formation Transactions."

                "FUNDING LOAN" shall mean any borrowing or refinancing of debt by or on behalf of the General Partner from any lender (including the Limited Partner) for the purpose of advancing the Funding Loan Proceeds to the Partnership as a loan pursuant to Section 4.3(b) hereof.

                "FUNDING NOTICE" shall have the meaning set forth in Section 4.3(b) hereof

                "FUNDING LOAN PROCEEDS" shall mean the net cash proceeds received by the General Partner in connection with any Funding Loan, after deduction of all costs and expenses incurred by the General Partner in connection with such Funding Loan.

                "GAAP" shall mean generally accepted accounting principles consistently applied.

                "GAIN FROM SALE" shall mean the gain recognized for Federal income tax purposes upon the sale or other taxable disposition of any asset of the Partnership.


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                "GENERAL PARTNER" shall mean Cleveland Indians Baseball Company,
Inc., an Ohio corporation, its duly admitted successors and assigns and any other Person who is a general partner of the Partnership at the time of reference thereto.

                "GENERAL PARTNER EXPENSES" shall mean (i) costs and expenses relating to the formation and continuity of existence of the General Partner, including all taxes (excluding taxes based on income and state and local franchise taxes), fees and assessments associated therewith, any and all accounting, administration and legal expenses of the General Partner, and any and all costs, expenses or fees payable to any director, officer or employee of the General Partner or such subsidiaries, including, without limitation, costs of indemnification, (ii) costs and expenses relating to any offer or registration of securities by the General Partner and all statements, reports, fees and expenses incidental thereto, including, without limitation, underwriting discounts and selling commissions applicable to any such offer of securities and any costs and expenses associated with any claims made by any holder of such securities or any underwriters or placement agents thereof, (iii) costs and expenses associated with the preparation and filing of any periodic reports by the General Partner under Federal, state or local laws or regulations, including filings with the SEC, (iv) costs and expenses associated with compliance by the General Partner with laws, rules and regulations promulgated by any regulatory body, including the SEC, and (v) all other operating or administrative costs of the General Partner incurred in the ordinary course of its business on behalf of the Partnership.

                "GENERAL PARTNER LOAN" shall have the meaning set forth in
Section 4.3(b) hereof.

                "GROSS ASSET VALUE" shall mean, with respect to any asset of the Partnership, such asset's adjusted basis for Federal income tax purposes, except as follows:


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                  (a) the initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the fair market value thereof as initially agreed to by the General Partner and the contributing Partner;

                  (b) if the General Partner reasonably determines that an adjustment is necessary or appropriate to reflect the relative economic interests of the Partners, such as in the case of a sale, distribution or liquidation of the Partnership, the Gross Asset Values of all Partnership assets shall be adjusted to equal their respective gross fair market values, as reasonably determined by the General Partner, as of the following times:

                           (i) a Capital Contribution (other than a DE MINIMIS
                  Capital Contribution) to the Partnership by a new or existing Limited Partner as consideration for a Partnership Interest;

                           (ii) the distribution by the Partnership to a Partner
                  of more than a DE MINIMIS amount of Partnership property as consideration for the redemption of a Partnership Interest as provided in Section 1.704-l(b)(2)(iv)(e) of the Regulations; and

                           (iii) the liquidation of the Partnership within the
                  meaning of Section 1.704-1(b)(2)(ii)(g) of the Regulations;

                  (c) the Gross Asset Values of Partnership assets distributed to any Partner shall be the gross fair market values of such assets (taking Section 7701(g) of the Code into account) as reasonably determined by the General Partner as of the date of distribution; and

                  (d) the Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Sections 734(b) or 743 (b) of the Code, but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Section 1.704-1(b)(2)(iv)(m) of the Regulations (see Exhibit
         B hereto); provided, however, that Gross Asset Values shall not be adjusted pursuant to this paragraph to the extent that the General Partner reasonably determines that an adjustment pursuant to paragraph (b) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this paragraph (d).

                "LIEN" shall mean any liens, security interests, mortgages, deeds of trust, charges, claims, encumbrances, pledges, options, rights of first offer or first refusal and any other rights or interests of others of any kind or nature, actual or contingent, or other similar encumbrances of any nature whatsoever.


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                "LIMITED PARTNER" shall mean CBC in its capacity as a limited partner of the Partnership, its duly admitted successors and assigns as a limited partner hereof, or any Person who is a limited partner of the Partnership at the time of reference thereto.

                "LIQUIDATING TRUSTEE" shall mean such individual or Entity as is selected as the Liquidating Trustee hereunder by the General Partner or by a court or other judicial proceeding, which individual or Entity may include an Affiliate of the General Partner and who agrees in writing to be bound by the terms of this Agreement. The Liquidating Trustee shall be empowered to give and receive notices, reports and payments in connection with the dissolution, liquidation and/or winding-up of the Partnership and shall hold and exercise such other rights and powers as are necessary or required to permit all parties to deal with the Liquidating Trustee in connection with the dissolution, liquidation and/or winding-up of the Partnership.

                "LOSS FROM SALE" shall mean the loss recognized for Federal income tax purposes upon the sale or other taxable disposition of an asset of the Partnership.

                "MAJOR DECISIONS" shall have the meaning set forth in Section
7.3 hereof.

                "MAJORITY-IN-INTEREST OF THE LIMITED PARTNERS" shall mean, if there is more than one Limited Partner, Limited Partners who hold in the aggregate more than fifty percent (50%) of the Percentage Interests then allocable to and held by the Limited Partners and shall mean the Limited Partner if there is only one Limited Partner.

                "MINIMUM GAIN ATTRIBUTABLE TO PARTNER NONRECOURSE DEBT" shall mean partner nonrecourse debt minimum gain" as determined in accordance with Regulation section 1.704-2(i)(2).

                "MJC" shall mean MJC Baseball, Inc., an Ohio corporation.

                "MLB RULES" shall mean all rules, regulations, guidelines, bulletins, directives, policies and agreements by virtue of the membership of the Cleveland Indians in the American


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

League of Professional Baseball Clubs and Major League Baseball, including the American League Constitution, the Major League Agreement, and the Collective Bargaining Agreement among Major League Baseball clubs and the Major League Baseball Players Association.

                "NET FINANCING PROCEEDS" shall mean the cash proceeds received by the Partnership in connection with any borrowing or refinancing of borrowing by or on behalf of the Partnership (whether or not secured), after deduction of all costs and expenses incurred by the Partnership in connection with such borrowing, and after deduction of that portion of such proceeds used to repay any other indebtedness of the Partnership, or any interest or prepayment premium thereon.

                "NET INCOME OR NET LOSS" shall mean, for each taxable year or other applicable period, an amount equal to the Partnership's net income or net loss for such year or period as determined for Federal income tax purposes in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to
Section 703(a)(i) of the Code shall be included in such net income or net loss).

                "NET OPERATING CASH FLOW" shall mean, with respect to any fiscal period of the Partnership, Net Income or Net Loss before depreciation, amortization of financing and other costs, other non-cash items, gains or losses on sales of assets and investments in marketable securities.

                "NET SALE PROCEEDS" means the cash proceeds received by the Partnership in connection with a sale of any asset by or on behalf of the Partnership, or payable specifically out of the proceeds of such sale (including, without limitation, any repayment of any indebtedness required to be repaid as a result of such sale or which the General Partner elects to repay out of the proceeds of such sale, together with accrued interest and premium, if any, thereon and any

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
sales commissions or other costs and expenses due and payable to any Person in connection with a sale, including to a Partner or its Affiliates).

               "NONCONTRIBUTING Partner" shall have the meaning set forth in
Section 4.2(b).

               "NONRECOURSE DEDUCTIONS" shall have the meaning set forth in Sections 1.704-2(b)(1) and (c) of the Regulations.

               "NONRECOURSE Liabilities" shall have the meaning set forth in
Section 1.7042(b)(3) of the Regulations.

               "OFFERING" shall mean the initial public offering of Class A Common Shares as contemplated by the Registration Statement.

               "ORIGINAL AGREEMENT" shall have the meaning ascribed in the recitals of this Agreement.

               "ORIGINAL CERTIFICATE" shall have the meaning ascribed in the recitals of this Agreement.

               "OWNERSHIP RESTRICTIONS" shall mean the restrictions on ownership set forth in Article Fourth, Division C, Section 3 of the Articles.

               "PARTNER Nonrecourse DEBT" shall have the meaning set forth in
Section 1.704-2(b)(4) of the Regulations.

               "PARTNER NONRECOURSE DEDUCTIONS" shall have the meaning set forth in Section 1.704-2(i)(2) of the Regulations.

               "PARTNERS" shall mean the General Partner and the Limited Partner, their duly admitted successors or assigns and any other Person who in a partner of the Partnership at the time of reference thereto.

               "PARTNERSHIP" shall mean the limited partnership hereby constituted, as such limited partnership may from time to time be re-constituted.



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


               "PARTNERSHIP INTEREST" shall mean the ownership interest of a Partner in the Partnership from time to time, including such Partner's Partnership Units and such Partner's Capital Account.

               "PARTNERSHIP MINIMUM Gain" shall have the meaning set forth in
Section 1.704-2(b)(2) of the Regulations.

               "PARTNERSHIP UNIT" shall mean an interest in the Partnership as a Partner, measured in units. As of the date of this Agreement, there are 12,333,333 Partnership Units outstanding. The initial allocation of Partnership Units to the Partners is as set forth on the attached Exhibit B.

               "PERCENTAGE INTEREST" shall mean, with respect to any Partner, the percentage ownership interest of such Partner in the Partnership which shall be calculated by dividing the number of Units held by a Partner by the total number of outstanding Partnership Units. The initial Percentage Interest of each Partner is as set forth opposite its name on attached Exhibit B.

               "PERSON" shall mean any individual or Entity.

               "REORGANIZATION AGREEMENT" shall mean the Agreement and Plan of Reorganization dated as of April 2, 1998 among the General Partner, CBC, MJC, Ballpark Management, the Partnership, Richard E. Jacobs, Trustee under Declaration of Trust dated April 23, 1987, and Richard E. Jacobs, Trustee of the David H. Jacobs Marital Trust, pursuant to which the Formation Transactions were effected.

               "REGISTRATION STATEMENT" shall mean the Registration Statement on Form S-1, Registration No. 333-49357 (including the prospectuses contained therein), heretofore filed by the General Partner with the SEC, and any amendments at any time made thereto (including post-effective amendments), pursuant to which the General Partner proposes to offer and sell certain of its Class A Common Shares.



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

               "REGULATIONS" shall mean the final or temporary Federal income tax regulations promulgated under the Code, as such regulations may be amended or adopted from time to time (including corresponding provisions of succeeding regulations).


               "REGISTRABLE SECURITIES" shall have the meaning set forth in
Section 9.5(a) hereof.

               "REQUIRED FUNDS" shall have the meaning set forth in Section 4.2(b) hereof.

               "RIGHTS" shall have the meaning set forth in Section 11.1 hereof.

               "SEC" shall mean the United States Securities and Exchange Commission.

               "SUBSTITUTED LIMITED PARTNER" means any Person who (i) is permitted to become a Limited Partner pursuant to Section 9.2 and 9.3 and (ii) agrees in writing to be bound by the terms of this Agreement by execution of a copy of this Agreement or by another written undertaking acceptable to the General Partner.

               "THIRD PARTY" or "THIRD PARTIES" shall mean a Person or Persons who is or are neither a Partner or Partners nor an Affiliate or Affiliates of a Partner or Partners.

               "THIRD PARTY FINANCING" shall mean financing or refinancing obtained from a Third Party by the Partnership.

               "TRADING DAY" shall mean a day on which the principal national securities exchange or quotation system on which the Common Shares are listed or admitted to trading is open for the transaction of business or, if the Class A Common Shares are not listed or admitted to trading on any national securities exchange or quotation, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

               "TRANSFER" as a noun, shall mean any direct or indirect sale, assignment, conveyance, pledge, hypothecation, gift, encumbrance or other transfer, and as a verb, shall mean to sell, assign, convey, pledge, hypothecate, give, encumber or otherwise transfer.

               1.2 EXHIBITS. References to an "Exhibit" are, unless otherwise specified, to one of the Exhibits attached to this Agreement, and references to an "Article" or a "Section" are, unless otherwise specified, to one of the Articles or Sections of this Agreement. Exhibits A, (Partnership Interests), B (Allocations), C (Registration Rights), D (Exchange Rights), attached hereto and referred to herein, are hereby incorporated herein by reference.


                                   ARTICLE II

                                  ORGANIZATION
                                  ------------

               2.1 CONTINUATION. The parties hereto, each of whom represents to the others that it is a Partner, do hereby agree that the Partnership is a limited partnership continued pursuant to the provisions of the Act, and all other pertinent laws of the State of Ohio, for the purposes and upon the terms and conditions hereinafter set forth. The Partners agree (i) that the rights and liabilities of the Partners shall be as provided in the Act except as otherwise herein expressly provided and (ii) that the Original Agreement is superseded in its entirety by this Agreement and that the business of the Partnership shall be continued pursuant to the Act and the provisions hereof. Promptly upon the execution and delivery hereof, the General Partner shall cause the Certificate and such other notice, instrument, document, or certificate as may be required by applicable law, and which may be necessary to enable the Partnership to conduct its business, and to own its properties, under the Partnership name, to be filed or recorded in all appropriate public offices.

               2.2 NAME. The name of the Partnership shall be "Cleveland Indians Baseball Company Limited Partnership."

               2.3 CHARACTER OF THE BUSINESS. The purpose of the Partnership shall be to hold, own, operate, manage, and sell the membership of the Cleveland Indians Baseball Club in the American League of Professional Baseball Clubs and all assets, business and rights related or incidental thereto; to acquire, hold, own, develop, construct, improve, maintain, operate, sell, lease, Transfer, encumber, convey, exchange, and otherwise dispose of or deal with real and personal property of all kinds; to enter into mortgage loans and notes and lines of credit with lenders, in such principal amounts and under such terms and conditions as shall be acceptable to the General Partner; to execute purchase money notes; to issue securities; to borrow money and to make and issue notes, debentures, obligations and evidences of indebtedness of all kinds, whether secured by mortgage, pledge or otherwise, and to secure the same by mortgage, pledge or otherwise; to make, enter into, perform and carry out any arrangements, contracts, franchises, concessions and/or agreements of every kind for any lawful purpose, without limit as to amount or otherwise, with any corporation, association, partnership, firm, trustee, syndicate, individual and/or any political or governmental division or subdivision, domestic or foreign; to acquire, hold title to, own, operate, sell or transfer the assets of the Partnership or any part thereof and generally to make and perform agreements and contracts of every kind and description and to do any and all things necessary or incidental to the foregoing.

               2.4 LOCATION OF THE PRINCIPAL PLACE OF BUSINESS. The location of the principal place of business of the Partnership shall be at 2401 Ontario Street, Cleveland, Ohio 44115, or such other location as shall be selected from time to time by the General Partner in its sole discretion.

               2.5 REGISTERED AGENT AND REGISTERED Office. The agent for service of process of the Partnership pursuant to the requirements of Section 1782.04 shall be the General Partner, 2401 Ontario Street, Cleveland, Ohio 44115, or such other Person as the General Partner may select in its sole discretion.


                                   ARTICLE III
                                      TERM
                                      ----



               3.1 COMMENCEMENT. The Partnership commenced business as a limited partnership upon the filing of the Original Certificate with the Cuyahoga County Recorder. The Partnership has filed a Certificate of Limited Partnership with the Ohio Secretary of State as required by Section 1782.63(A)(1) of the Ohio Revised Code.

               3.2 DISSOLUTION. The Partnership shall be dissolved upon the occurrence of the earliest of the following events:

                              (a) The withdrawal, removal or Bankruptcy of the
               General Partner or assignment by the General Partner of its entire interest in the Partnership or the occurrence of any other event that results in the General Partner ceasing to be a general partner of the Partnership under the Act; provided, however, that the Partnership shall not be dissolved and required to be wound up in connection with any of the events specified in this clause (a) if (i) at the time of the occurrence of such event there is at least one remaining general partner of the Partnership who is hereby authorized to and does carry on the business of the Partnership, or (ii) within ninety (90) days after the occurrence of such event, all remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of such event, if required, of one or more successor general partners of the Partnership;



                              (b) The election to dissolve the Partnership made
               in writing by the General Partner with the Consent of the Limited Partners;



                              (c) The sale or other disposition of all or
               substantially all the assets of the Partnership unless the General Partner, with the Consent of the Limited Partners, elects to continue the Partnership business for the purposes of the receipt and the collection of indebtedness or the collection of any other consideration to be received in exchange for the assets of the Partnership;



                              (d) The entry of a decree of judicial dissolution
               under the Act; or

               (e)             ,2048
                  -------- ---

                                   ARTICLE IV
                            CONTRIBUTIONS TO CAPITAL
                            ------------------------


               4.1 CAPITAL CONTRIBUTIONS. In connection with the formation of the Partnership, CBC, as the original general partner of the Partnership, and MJC, as the original limited partner of the Partnership, contributed to the capital of the Partnership as reflected on the books and records of the Partnership. In connection with the Formation Transactions contemplated by the Reorganization Agreement, the Company has contributed to the Partnership the Ballpark Management Assets in exchange for 2,281,667 Units representing an 18.5% Percentage Interest in the Partnership. The Partners agree that the fair market value of the Ballpark Management Assets is an amount equal to the number of Partnership Units issued to the General Partner in exchange for the Ballpark Management Assets Multiplied by the initial public offering price per share of the Class A Common Shares in the Offering.

               4.2 ADDITIONAL CAPITAL CONTRIBUTIONS. (a) In the event additional funds (over and above the Capital Contributions made by the Partners pursuant to Section 4.1) are required or desired to carry on the business and purposes of the Partnership, and to the extent the General Partner determines that the Partnership should not borrow such additional funds pursuant to Section 4.3, the General Partner, in its sole discretion, may call for capital contributions (a "Capital Call") from the Partners. In such event, the General Partner shall make an Additional Capital Contribution in an amount equal to the total amount of the Capital Call multiplied by the General Partner's Percentage Interest. The Limited Partner may, but shall not be required to, make an Additional Capital Contribution as hereinafter provided.

               (b) A written request for an Additional Capital Contribution shall be issued to the Limited Partner in proportion to its Percentage Interest in the Partnership, which request shall specify the date, which shall not be less than twenty (20) days from the date of such request, upon which such Additional Capital Contribution is to be made (the "Contribution Date"). In the event of the failure of the Limited Partner to make its Additional Capital Contribution ("Noncontributing Partner"), the General Partner may, but shall not be obligated to, contribute to the Partnership all or any portion of the Additional Capital Contribution of the Noncontributing Partner. Additional Partnership Units shall be issued to each Partner making an Additional Capital Contribution. The number of Partnership Units issued to each Partner shall equal the amount of the Additional Capital Contribution divided by the Current Per Share Market Price of the Class A Common Shares. Exhibit B to this Agreement may be amended by the General Partner to reflect the issuance of additional Partnership Units pursuant to this Section 4.2.

               4.3 ADDITIONAL Funds. (a) In addition to funds obtained by the Partnership pursuant to Section 4.2, the Partnership may obtain funds ("Required Funds") which it considers necessary to meet the needs and obligations and requirements of the Partnership, or to maintain adequate working capital or to repay Partnership indebtedness, and to carry out the Partnership's purposes, from the proceeds of Third Party Financing, in each case pursuant to such terms, provisions, and conditions and in such manner (including the engagement of brokers and/or investment bankers to assist in providing such financing) and amounts as the General Partner shall determine in its sole discretion.

               (b) To the extent the General Partner borrows all or any portion of the Required Funds by entering into a Funding Loan, the General Partner shall, on the Funding Date, lend (the "General Partner Loan") to the Partnership the Funding Loan Proceeds on the same terms and conditions, to the extent permitted by applicable law, including interest rate, repayment schedule, costs and expenses, as shall be applicable with respect to or incurred in connection with the Funding Loan.

               (c) Notwithstanding the foregoing, Limited Partners shall have the right, but not the obligation to make a loan of all or any portion of the Required Funds to the Partnership upon such terms as are approved by the General Partner in its sole and absolute discretion.

                4.4 PARTNER GUARANTEES. Notwithstanding anything else to the contrary in this Agreement, the General Partner shall no less than ninety (90) days prior to the end of each calendar year, beginning in 1998, cause the Accountants to prepare and provide to the Limited Partner, a study analyzing each refinancing, reduction (other than scheduled periodic amortization of principal) of debt or other event that occurred during that year that reduced the amount of any nonrecourse liabilities of the Partnership that a Limited Partner or any of its Affiliates may include in the tax basis of their Partnership Interests. Upon receipt of such study, the Limited Partner shall inform the General Partner of any action it desires to take in order to increase the "economic risk of loss" (within the meaning of Section 1.752-2 of the Regulations) that it has with respect to liabilities of the Partnership, including the guaranty of debt of the Partnership. The General Partner shall permit the Limited Partner to take the requested action unless and until the General Partner shall in good faith determine that any such action is reasonably likely to reduce the portion of the Partnership's distributions to the General Partner that represent a return of capital for Federal income tax purposes for such year or would otherwise have an adverse effect on the tax position of the General Partner.

               4.5 No THIRD PARTY BENEFICIARY. No creditor or other third party having dealings with the Partnership shall have the right to enforce the right (there being no obligation) of any Partner to make Capital Contributions or loans or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective successors and assigns. None of the rights of the Partners herein set forth

(there being no obligation) to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may such rights or obligations be sold, Transferred, or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or of any of the Partners.


               4.6 NO INTEREST; NO RETURN; NO ADDITIONAL REQUIRED CAPITAL CONTRIBUTION. No Partner shall be entitled to interest on its Capital Contribution or on that Partner's Capital Account. Except as provided herein or by law, no Partner shall have any right to demand or receive the return of its Capital Contribution from the Partnership. No Partner shall be obligated to make any additional Capital Contribution to the Partnership.


                                    ARTICLE V
                                   CONDITIONS
                                   ----------


               5.1 GENERAL PARTNER CONDITIONS. The obligation of the General Partner to consummate the transactions contemplated herein is subject to fulfillment of all of the following conditions on or prior to the date hereof:

                              (a) All consents, waivers, approvals and
               authorizations required for the consummation of the transactions contemplated hereby shall have been obtained;



                              (b) All of the representations and warranties of
               the Limited Partner shall be true and correct as of the date hereof; and



                              (c) The Registration Statement shall have become
               effective under the provisions of the Securities Act of 1933, as amended, and no stop order or other administrative proceeding shall have been entered or instituted with respect thereto as of the date hereof.



               5.2 LIMITED PARTNER CONDITIONS. The obligation of the Limited Partner to consummate the transactions contemplated herein is subject to the fulfillment of all of the following conditions on or prior to the date hereof:

                  (a) All consents, waivers, approvals and authorizations required for the consummation of the transactions contemplated hereby shall have been obtained;

                  (b) All of the representations and warranties of the General Partner shall be true and correct as of the date hereof; and

                  (c) The Registration Statement shall have become effective under the provisions of the Securities Act of 1933, as amended, and no stop order or other administrative proceeding shall have been entered or instituted with respect thereto as of the date hereof.

                                   ARTICLE VI

                     ALLOCATIONS OF NET INCOME OR NET LOSS
                     -------------------------------------
                      AND OTHER TAX AND ACCOUNTING MATTERS
                      ------------------------------------

                  6.1 ALLOCATIONS. The Net Income or Net Loss and/or other Partnership items shall be allocated among the Partners pursuant to the provisions of Exhibit A hereto.

                  6.2 DISTRIBUTIONS. The General Partner shall only permit the Partnership to distribute to the Partners any portion of Net Operating Cash Flow or any portion of Net Sales Proceeds as follows: (i) the General Partner shall cause the Partnership to distribute in cash to the Partners, at such times during each year as may be determined by the General Partner, an amount equal to the aggregate estimated Federal, state and local income tax liability of the Partners as a result of the Net Income for such year allocated to the Partners, calculated as if (A) all of the Partners were natural persons resident in the City of Cleveland in the State of Ohio; (B) all of the Partners were taxed at the maximum rates provided under applicable Federal and State of Ohio income tax laws; (C) allocations from the Partnership were the sole source of income and loss for the Partners for such year; and (D) all allocations of losses from the Partnership for all periods commencing after the date hereof had been carried forward and applied to reduce the Partners' tax liability with respect to Partnership income allocated in each successive year (to the extent not previously offset against allocations of Partnership income), to the extent permitted under applicable tax law; it being understood that all such distributions shall be determined and made without regard to any available or applied tax credits and otherwise without regard to the tax status, profile or other tax liability of the Partners; and (ii) the General Partner may cause the Partnership to make distributions to the Partners in addition to those required by clause (i) if, prior to the making of such distributions, the Board of Directors of the General Partner shall have (X) by resolution adopted by a majority of the directors who are not Affiliates of the Limited Partner, approved a cash dividend on its Common Shares in an amount equal to the General Partner's share of such distribution or (Y) by resolution unanimously adopted by all of the directors who are not Affiliates of the Limited Partner, made a determination that it is in the best interests of the General Partner's shareholders that the funds that would be the subject of such distribution be used to meet existing obligations of the General Partner or obligations anticipated to be incurred by the General Partner within six months of the date of such distribution. All such distributions shall be made in accordance with the Partners' Percentage Interests.

                  6.3 BOOKS OF ACCOUNT. At all times during the continuance of the Partnership, the General Partner shall maintain or cause to be maintained full, true, complete and correct books of account in accordance with GAAP wherein shall be entered particulars of all monies, goods, or effects belonging to or owing to or by the Partnership, or paid, received, sold or purchased in the course of the Partnership's business, and all of such other transactions, matters and things relating to the business of the Partnership as are usually entered in books of account kept by persons engaged in a business of a like kind and character. In addition, the Partnership shall keep all records as required to be kept pursuant to the Act. The books and records of account shall be kept at the principal office of the Partnership, and the Limited Partner shall at all reasonable times have access to such books and records, and have the right to inspect the same for any purpose reasonably related to the Limited Partner's interest as a limited partner of the Partnership.

                  6.4 REPORTS. The General Partner shall cause to be submitted to the Limited Partner promptly upon receipt of the same from the Accountants and in no event later than April 1 of each year, copies of Audited Financial Statements for the Partnership for the immediately preceding taxable year, together with the reports thereon, and all supplementary schedules and information prepared by the Accountants.

                6.5 AUDITS. Not less frequently than annually, the books and records of the Partnership shall be audited by the Accountants.

                6.6 TAX ELECTIONS AND RETURNS. All elections required or permitted to be made by the Partnership under any applicable tax law shall be made by the General Partner in its sole discretion; provided, however, the General Partner shall, if requested by a transferee, file an election on behalf of the Partnership pursuant to Section 754 of the Code to adjust the basis of the Partnership property in the case of a Transfer of a Partnership Interest, including Transfers made in connection with the exercise of Rights made in accordance with the provisions of the Agreement. The Partnership's taxable year shall be a calendar year. The basis on which the Partnership's books of account are kept for Federal income tax purposes shall be determined by the General Partner. The General Partner shall be responsible for preparing and filing all Federal and state tax returns for the Partnership on a timely basis and furnishing copies thereof to the Partners, together with required Partnership schedules showing allocations of tax items, all within the period of time prescribed by law.

                6.7 TAX MATTERS PARTNER. The General Partner is hereby designated as the Tax Matters Partner within the meaning of Section 6231(a)(7) of the Code for the Partnership; provided, however, (i) in exercising its authority as Tax Matters Partner it shall be limited by the provisions of this Agreement affecting tax aspects of the Partnership; (ii) the General Partner shall consult in good faith with the Limited Partner regarding the filing of a Code Section 6227(b) administrative adjustment request with respect to the Partnership before filing such request, it being understood, however, that the provisions hereof shall not be construed to limit the ability of any Partner, including the General Partner, to file an administrative adjustment request on its own behalf pursuant to Section 6227(a) of the Code;
(iii) the General Partner shall consult in good faith with the Limited Partner regarding the filing of a petition for judicial review of an administrative adjustment request under Section 6228 of the Code, or a petition for judicial review of a final partnership administrative judgment under Section 6226 of the Code relating to the Partnership before filing such petition; (iv) the General Partner shall give prompt notice to the Limited Partner of the receipt of any written notice that the Internal Revenue Service or any state or local taxing authority intends to examine Partnership income tax returns for any year, and the General Partner shall consult in good faith with the Limited Partner regarding the handling of any such examination, (v) the General Partner shall consult in good faith with the Limited Partner concerning the appeal of any adjustments proposed as a result of any examination referred to in clause (iv),
(vi) the General Partner shall give prompt notice to the Limited Partner of the receipt of written notice of the beginning of an administrative proceeding at the Partnership level relating to the Partnership under Section 6223 of the Code, receipt of written notice of the final Partnership administrative adjustment relating to the Partnership pursuant to Section 6223 of the Code, and receipt of any request from the Internal Revenue Service for waiver of any applicable statute of limitations with respect to the filing of any tax return by the Partnership; and (vii) the General Partner shall promptly notify the Limited Partner if the General Partner does not intend to file for judicial review with respect to the Partnership.

                6.8 RESTRICTED DISTRIBUTIONS. Notwithstanding any provision to the contrary contained in this Agreement, the Partnership, and the General Partner on behalf of the Partnership, shall not make a distribution to any Partner on account of its interest in the Partnership if such distribution would violate Section 1782.87 of the Act or other applicable law.

                6.9 WITHHOLDING. Each Partner hereby authorizes the Partnership to withhold from or pay on behalf of or with respect to such Partner any amount of Federal, state, local, or foreign taxes that the General Partner determines the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Sections 1441, 1442, 1445, or 1446 of the Code. Any amount paid on behalf of or with respect to a Partner shall constitute a loan by the Partnership to such Partner, which loan shall be due within fifteen (15) days after repayment is demanded of the Partner in question, and may be repaid through withholding of subsequent distributions to such Partner. Any amounts payable by a Limited Partner hereunder shall bear interest at the lesser of (i) the base rate on corporate loans at large United States money center commercial banks, as published from time to time in THE WALL STREET JOURNAL, or (ii) the maximum lawful rate of interest on such obligation, such interest to accrue from the date such amount is due (i.e., fifteen (15) days after demand) until such amount is paid in full. To the extent the payment or accrual of withholding tax results in a Federal, state or local tax credit to the Partnership, such credit shall be allocated to the Partner to whose distribution the tax is attributable.

                                   ARTICLE VII

             RIGHTS, DUTIES AND RESTRICTIONS OF THE GENERAL PARTNER
             ------------------------------------------------------

                7.1 EXPENDITURES BY PARTNERSHIP. The General Partner is hereby authorized to pay compensation for accounting, administrative, legal, technical, management and other services rendered to the Partnership. All of the aforesaid expenditures shall be made on behalf of the Partnership, and the General Partner shall be entitled to reimbursement by the Partnership for any expenditures incurred by it on behalf of the Partnership which shall be made other than out of the funds of the Partnership. The Partnership shall also assume, and pay when due, all Administrative Expenses, including General Partner Expenses.

                7.2 POWERS AND DUTIES OF GENERAL PARTNER. The General Partner shall be responsible for the management of the Partnership's business and affairs. Except as otherwise herein expressly provided, and subject to the limitations contained in Section 7.3 hereof with respect to Major Decisions, the General Partner shall have, and is hereby granted, full and complete power, authority and discretion to take such action for and on behalf of the Partnership and in its name as the General Partner shall, in its sole and absolute discretion, deem necessary or appropriate to carry out the purposes for which the Partnership was organized. Except as otherwise expressly provided herein, and subject to Section 7.3 hereof, the General Partner shall have the right, power and authority:

                         (a) To manage, control, invest, reinvest, acquire by
                  purchase, lease or otherwise, sell, contract to purchase or sell, grant, obtain, or exercise options to purchase, options to sell or conversion rights, assign, Transfer, convey, deliver, endorse, exchange, pledge, mortgage, abandon, improve, repair, maintain, insure, lease for any term and otherwise deal with any and all property, real and personal, of whatsoever kind and nature, and wheresoever situated, in furtherance of the business or purposes of the Partnership;

                         (b) To employ, engage or contract with or dismiss from
                  employment or engagement Persons to the extent deemed necessary by the General Partner for the operation and management of the Partnership business and to elect or appoint Persons to, and remove Persons from, such offices and positions as the General Partner may determine;

                         (c) To enter into, make, amend, perform and carry out
                  or cancel and rescind, contracts and other obligations, including, without limitation, guarantees and indemnity agreements for any purpose pertaining to the business of the Partnership; and to loan money to, borrow money from and engage in transactions with Affiliates of the Partnership or any other Person;

                         (d) To borrow money, procure loans and advances from
                  any Person for Partnership purposes, and to apply for and secure, from any Person, credit or accommodations; to contract liabilities and obligations, direct or contingent and of every kind and nature with or without security; and to repay, discharge, settle, adjust, compromise, or liquidate any such loan, advance, credit, obligation or liability;

                         (e) To pledge, hypothecate, mortgage, assign, deposit,
                  deliver, enter into sale and leaseback or lease and leaseback arrangements or otherwise give as security or as additional or substitute security, or for sale or other disposition any and all Partnership assets, tangible or intangible, including, but not limited to, real estate and beneficial interests in land trusts, and to make substitutions thereof, and to receive any proceeds thereof upon the release or surrender thereof; to sign, execute and deliver any and all assignments, deeds and other contracts and instruments in writing; to authorize, give, make, procure, accept and receive moneys, payments, property, notices, demands, vouchers, receipts, releases, compromises and adjustments; to waive notices, demands, protests and authorize and execute waivers of every kind and nature; to enter into, make, execute, deliver and receive written agreements, undertakings and instruments of every kind and nature; to give oral instructions and make oral agreements; and generally to do any and all other acts and things incidental to any of the foregoing or with reference to any dealings or transactions which the General Partner may deem necessary, proper or advisable to effect or accomplish any of the foregoing or to carry out the business and purposes of the Partnership;

                         (f) To acquire and enter into any contract of insurance
                  which the General Partner deems necessary or appropriate for the protection of the Partnership, for the conservation of the Partnership's assets or for any purpose convenient or beneficial to the Partnership;

                         (g) To conduct any and all banking transactions on
                  behalf of the Partnership; to adjust and settle checking, savings, and other accounts with such institutions as the General Partner shall deem appropriate; to draw, sign, execute, accept, endorse, guarantee, deliver, receive and pay any checks, drafts, bills of exchange, acceptances, notes, obligations, undertakings and other instruments for or relating to the payment of money in, into, or from any account in the Partnership's name; to execute, procure, consent to and authorize extensions and renewals of any of the foregoing; to make deposits into and withdrawals from the Partnership's bank accounts and to negotiate or discount commercial paper, acceptances, negotiable instruments, bills of exchange and dollar drafts;

                         (h) To demand, sue for, receive, and otherwise take
                  steps to collect or recover all debts, rents, proceeds, interests, dividends, goods, chattels, income from property, damages and all other property, to which the Partnership may be entitled or which are or may become due the Partnership from any Person, to commence, prosecute or enforce, or to defend, answer or oppose, contest and abandon all legal proceedings in which the Partnership is or may hereafter be interested; and to settle, compromise or submit to arbitration any accounts, debts, claims, disputes and matters which may arise between the Partnership and any other Person and to grant an extension of time for the payment or satisfaction thereof on any terms, with or without security;

                         (i) To make arrangements for financing, including the
                  taking of all action deemed necessary or appropriate by the General Partner to cause any approved loans to be closed;

                         (j) To take all reasonable measures necessary to insure
                  compliance by the Partnership with applicable arrangements, and other contractual obligations and arrangements entered into by the Partnership from time to time in accordance with the provisions of this Agreement, including periodic reports as required to be submitted to lenders and using all due diligence to insure that the Partnership is in compliance with its contractual obligations;

                         (k) To maintain the Partnership's books and records;

                         (1) To prepare and deliver, or cause to be prepared and
                  delivered by the Partnership's Accountants, all financial and other reports with respect to the operations of the Partnership and all Federal and state tax returns and reports;

                         (m) To act in any state or nation in which the
                  Partnership may lawfully act, for itself or as principal, agent or representative for any person with respect to any business of the Partnership;

                         (n) To become a partner or member in, and perform the
                  obligations of a partner or member of, any general or limited partnership or limited liability company;

                         (o) To apply for, register, obtain, purchase or
                  otherwise acquire trademarks, trade names, labels and designs relating to or useful in connection with any business of the Partnership, and to use, exercise, develop and license the use of the same;

                         (p) To pay or reimburse any and all actual fees, costs
                  and expenses incurred in the formation and organization of the Partnership;

                         (q) To do all acts which are necessary, customary or
                  appropriate for the protection and preservation of the Partnership's assets, including the establishment of reserves;

                         (r) To cause the Partnership to merge with, or
                  consolidate into, another business entity (as defined in Section 1782.01(C) of the Act); and in accordance with Section 1782.431 of the Act, notwithstanding anything to the contrary contained in this Agreement, an agreement of merger or consolidation approved by the General Partner may (i) effect any amendment to this Agreement, or (ii) effect the adoption of a new partnership agreement for the Partnership if it is the surviving or resulting limited partnership in the merger or consolidation; any amendment to this Agreement or adoption of a new partnership agreement made pursuant to the foregoing sentence shall be effective at the effective time or date of the merger or consolidation. The provisions of this Subsection 7.2(r) shall not be construed to limit the accomplishment of a merger or of any of the matters referred to herein by any other means otherwise permitted by law; and

                         (s) In general, to exercise all of the general rights,
                  privileges and powers permitted to be had and exercised by a general partner of an Ohio limited partnership under the Act.

                7.3 MAJOR DECISIONS. The General Partner shall not, without the Consent of the Limited Partners, undertake any of the following actions on behalf of the Partnership (the "Major Decisions"):

                         (a) Amend, modify or terminate this Agreement other
                  than pursuant to Section 14.7 hereof.

                         (b) Make a general assignments for the benefit of
                  creditors or appoint or acquiesce in the appointment of a custodian, receiver or trustee for all or any part of the assets of the Partnership.

                         (c) Take title to any personal or real property, other
                  than in the name of the Partnership.

                         (d) Institute any proceeding for Bankruptcy on behalf
                  of the Partnership.

                7.4 ACTIONS WITH RESPECT TO CERTAIN DOCUMENTS. Notwithstanding the provisions of Section 7.3 hereof to the contrary, whenever the consent, agreement, authorization or approval of the Partnership is required under any agreement to which a Limited Partner or its Affiliate is a party in interest other than in such Limited Partner's capacity as a Limited Partner of the Partnership, the Consent of such Limited Partner shall not be required.

                7.5 TITLE HOLDER. To the extent allowable under applicable law, title to all or any part of the assets of the Partnership may be held in the name of the Partnership or in the name of any other Person, the beneficial interest in which shall at all times be vested in the Partnership. Any such title holder shall perform any and all of its respective functions to the extent and upon such terms and conditions an may be determined from time to time by the General Partner, consistent with the business purposes of the Partnership.

                7.6 COMPENSATION OF THE GENERAL PARTNER. The General Partner shall not be entitled to any compensation for services rendered to the Partnership solely in its capacity as General Partner, except with respect to reimbursement for those costs and expenses constituting Administrative Expenses.

                7.7 WAIVER AND INDEMNIFICATION. (a) Neither the General Partner nor any Person acting on its behalf, pursuant hereto, shall be liable, responsible or accountable in damages or otherwise to the Partnership or to any Partner for any acts or omissions performed or omitted to be performed by them within the scope of the authority conferred upon the General Partner by this Agreement and the Act; provided that the General Partner's or such other Person's conduct or omission to act was taken in good faith and in the belief that such conduct or omission was in the best interests of the Partnership and, provided further, that the General Partner or such other Person shall not be guilty of fraud, misconduct or negligence. The Partnership shall, and hereby does, to the fullest extent permitted by applicable law, indemnify and hold harmless the General Partner and its Affiliates and any individual acting on their behalf, including their respective officers and directors, from any loss, damage, claim or liability, including, but not limited to, reasonable attorneys' fees and expenses, incurred by them by reason of any act performed by them in accordance with the standards set forth above or in enforcing the provisions of this indemnity; provided, however, that no Partner shall have any personal liability with respect to the foregoing indemnification, any such indemnification to be satisfied solely out of the assets of the Partnership.

                (b) Any Person entitled to indemnification under this Agreement shall be entitled to receive, upon application therefor, advances to cover the costs of defending any proceeding against such Person; provided, however, that such advances shall be repaid to the Partnership, without interest, if such Person is found by a court of competent jurisdiction upon entry of a final judgment not to be entitled to such indemnification. All rights of the indemnitee hereunder shall survive the dissolution of the Partnership; provided, however, that a claim for indemnification under this Agreement must be made by or on behalf of the Person seeking indemnification prior to the time the Partnership is terminated hereunder. The indemnification rights contained in this Agreement shall be cumulative of, and in addition to, any and all rights, remedies and recourse to which the Person seeking indemnification shall be entitled, whether at law or at equity. Indemnification pursuant to this Agreement shall be made solely and entirely from the assets of the Partnership and no Partner shall be liable therefor.

                                  ARTICLE VIII

                    DISSOLUTION, LIQUIDATION AND TERMINATION
                    ----------------------------------------

                8.1 ACCOUNTING. In the event of the dissolution, liquidation and termination of the Partnership, a proper accounting (which shall be certified) shall be made of the Capital Account of each Partner and of the Net Profits or Net Losses of the Partnership from the date of the last previous accounting to the date of dissolution. Financial statements presenting such accounting shall include a report of a certified public accountant selected by the Liquidating Trustee.

                  8.2 DISTRIBUTION ON DISSOLUTION. In the event of the dissolution of the Partnership for any reason, the assets of the Partnership shall be liquidated for distribution in the following rank and order;

                         (a) To creditors of the Partnership, other than
                  Partners who are creditors, to the extent otherwise permitted by law, in satisfaction of the liabilities of the Partnership (whether by payment or the making of reasonable provision for payment thereof);

                         (b) To Partners who are creditors of the Partnership,
                  to the extent otherwise permitted by law, in satisfaction of the liabilities of the Partnership (whether by payment or the making of reasonable provision for payment thereof);

                         (c) To establish a reserve, as provided by the
                  Liquidating Trustee, to provide for contingent liabilities, if any; and

                         (d) Except as otherwise required by the terms of any
                  outstanding Partnership Interests, to the Partners in accordance with the positive balances in their Capital Accounts after giving effect to all contributions, distributions and allocations for all periods, including the period in which such distribution occurs (other than those adjustments made pursuant to this Section 8.2(d) and Section
                  8.3 hereof).

                8.3 TIMING REQUIREMENTS. In the event that the Partnership is "liquidated" within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Regulations, any and all distributions to the Partners pursuant to Section 8.2(d) hereof shall be made no later than the later to occur of (i) the last day of the taxable year of the Partnership in which such liquidation occurs or (ii) ninety (90) days after the date of such liquidation.

                8.4 SALE OF PARTNERSHIP ASSETS. In the event of the liquidation of the Partnership's assets in accordance with the terms of this Agreement, the Liquidating Trustee may sell Partnership assets on the best terms and conditions as the Liquidating Trustee in good faith believes are reasonably available at the time and under the circumstances and on a nonrecourse basis to the Limited Partner. The liquidation of the Partnership shall not be deemed finally completed until the Partnership shall have received cash payments in full with respect to obligations such as notes, installment sale contracts or other similar receivables received by the Partnership in connection with the sale of Partnership assets and all obligations of the Partnership have been satisfied. The Liquidating Trustee shall continue to act to enforce all of the rights of the Partnership pursuant to any such obligations until such obligations are paid in full or otherwise satisfied.

                8.5 DISTRIBUTIONS IN KIND. In the event that it becomes necessary to make a distribution of property of the Partnership in kind, the Liquidating Trustee may, with the Consent of the Limited Partners, to the extent permitted by applicable law and MLB Rules, Transfer and convey such property to the distributees as tenants in common, subject to any liabilities attached thereto, so as to vest in the distributees undivided interests in the whole of such property in proportion to their respective rights to share in the proceeds of the sale of such property (other than as a creditor) in accordance with the provisions of Section 8.2 hereof.

                8.6 DOCUMENTATION OF LIQUIDATION. Upon the completion of the dissolution and liquidation of the Partnership, the Partnership shall terminate and the Liquidating Trustee shall have the authority to execute and record any and all documents or instruments required to effect the dissolution, liquidation and termination of the Partnership.

                8.7 LIABILITY OF THE LIQUIDATING TRUSTEE. The Liquidating Trustee shall be indemnified and held harmless by the Partnership from and against any and all claims, demands, liabilities, costs, damages and causes of action of any nature whatsoever arising out of or whatsoever arising out of or incidental to the Liquidating Trustee in taking any action authorized under or within the scope of this Agreement; provided, however, that the Liquidating Trustee shall not be entitled to indemnification, and shall not be held harmless, where the claim, demand, liability, cost, damage or cause of action at issue arose out of:

                         (a) A matter entirely unrelated to the Liquidating
                  Trustee's action or conduct pursuant to the provisions of this Agreement; or

                         (b) The proven misconduct or gross negligence of the
                  Liquidating Trustee.

                8.8 CREDITING OF GAIN (LOSS) ON LIQUIDATION. (a) GAIN FROM SALE. Any Gain from Sale realized by the Partnership upon the sale or other disposition of the assets of the Partnership pursuant to the termination and liquidation of the Partnership shall be credited to the Capital Accounts of the Partners (after crediting or charging, thereto, as the case may be, the appropriate portion of all Net Profit and Net Loss of the Partnership for the then current year in accordance with Section 1 of Exhibit A and all amounts to be distributed for such year under Sections 6.2 and 8.2 of the Agreement) as follows and in the following order of priority:

                                    (i) If the Capital Account of any Partner
                           shall have a negative balance, Gain From Sale first shall be credited to such Partner until the balance thereof equals zero. If the Capital Accounts of more than one Partner shall have a negative balance, Gain From Sale shall be credited to all such Partners with negative balances in the proportion which the negative balance of such Partner bears to the negative balances of all such

                           Partners, until the balances of the Capital
                           Accounts of all such Partners shall equal zero; and

                                    (ii) In the event the Capital Account of any
                           Partner shall have a positive balance, Gain From Sale next shall be credited to the Partners to the extent necessary to make the positive balance of each Partner's Capital Account proportionate (in accordance with the Percentage Interests in the Partnership) to the positive balance, if any, of the Partner with the highest positive balance in his Capital Account at such time; and

                                    (iii) The remaining balance of Gain From
                           Sale, if any, shall be credited to the Partners in accordance with the Percentage Interests of the Partners in the Partnership.

                (b) LOSS FROM Sale. Any Loss From Sale incurred by the Partnership upon the sale or other disposition of the assets of the Partnership pursuant to the termination and liquidation of the Partnership shall be charged to the Capital Accounts of the Partners (after crediting or charging thereto, as the case may be, the appropriate portion of all Net Profit and Net Loss of the Partnership for the then current taxable year in accordance with Section 1 of Exhibit A and all amounts to be distributed for such year in accordance with Sections 6.2 and 8.2 of this Agreement) as follows and in the following order of priority:

                                    (i) If the Capital Account of any Partner
                           shall have a positive balance, Loss From Sale first shall be charged to such Partner until the balance thereof equals zero. If the Capital Accounts of more than one Partner shall have a positive balance, Loss From Sale shall be charged to all such Partners with positive balances in the proportion which the positive balance of such Partner bears to the positive balances of all such Partners, until the Capital Accounts of all such Partners shall equal zero;

                                    (ii) In the event the Capital Account of any
                           Partner shall have a negative balance, Loss From Sale next shall be charged to the Capital Accounts of the Partners to the extent necessary to make the negative balance of each Partner's Capital Account proportionate (in accordance with the Percentage Interests in the Partnership) to the negative balance of the Capital Account of the Partner with the greatest negative balance in his capital Account at such time; and

                                    (iii) The remaining balance of Loss From
                           Sale, if any, shall be charged to the Capital Accounts of the Partners in accordance with the Percentage Interests in the Partnership.

                                   ARTICLE IX

                        TRANSFER OF PARTNERSHIP INTERESTS
                        ---------------------------------

                9.1 GENERAL PARTNER TRANSFER. The General Partner shall not withdraw from the Partnership and shall not sell, assign, pledge, encumber or otherwise Transfer all or any portion of its Partnership Interest except pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor General Partner are assumed by a successor corporation or other Entity by operation of law.

                9.2 TRANSFERS BY LIMITED PARTNERS. Each Limited Partner shall, subject to the provisions of this Section 9.2 and Section 9.3 hereof, have the right, without the consent of the General Partner, to Transfer all or a portion of its Partnership Interest to any Person, whether or not in connection with the exercise of a Limited Partner's Rights. It is a condition to any Transfer otherwise permitted hereunder that the transferee assumes by operation of law or express agreement all of the obligations of the transferor Limited Partner under this Agreement with respect to such transferred Partnership Interest, other than the obligation of the transferor Limited Partner to return amounts wrongfully distributed to him, and no such Transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferee Partner are assumed by a successor corporation by operation of law) shall relieve the transferee Partner of its obligations arising prior to the date of such Transfer under this Agreement without the approval of the General Partner, in its reasonable discretion. Upon such Transfer, the transferee shall be admitted as a Substituted Limited Partner and shall succeed to all of the rights, including rights with respect to the Rights, of the transferor Limited Partner under this Agreement in the place and stead of such transferee Limited Partner; provided, however, that notwithstanding the foregoing, any transferee of any transferred Partnership Interest shall be subject to any and all ownership limitations contained in the Articles from time to time applicable to Persons and/or their Affiliates which may limit or restrict such transferee's ability to exercise the Rights (as defined in Exhibit D hereto). Unless admitted as a Substituted Limited Partner, no transferee, whether by a voluntary Transfer, by operation of law or otherwise, shall have rights hereunder, other than to receive such portion of the distributions made by the Partnership as are allocable to the Partnership Interest transferred, such other rights being retained by the transferee Partner until such Transferee is admitted as a substituted Limited Partner.

                9.3 RESTRICTIONS ON TRANSFER. In addition to any other restrictions on Transfer herein contained, in no event may any Transfer or assignment of a Partnership Interest by any Partner be made (i) to any person or entity who lacks the legal right, power or capacity to own a Partnership Interest; (ii) in violation of any provision of any mortgage or trust deed (or the note or bond secured thereby) constituting a Lien against any assets of the Partnership or any part thereof, or other instrument, document or agreement to which the Partnership is a party or otherwise bound; (iii) in violation of applicable law; (iv) of any component portion of a Partnership Interest, such as the Capital Account, or rights to Net Operating Cash Flow or Net Sales Proceeds, separate and part from all other components of a Partnership Interest; (v) in the event such Transfer would violate MLB Rules; (vi) if such Transfer would cause a termination of the Partnership for Federal income tax purposes within the meaning of Section 708(b) of the Code; (vii) if such Transfer would, in the opinion of counsel to the Partnership, cause the Partnership to cease to be classified as a partnership for Federal income tax purposes; (viii) if such Transfer would cause the Partnership to become, with respect to any employee benefit plan subject to Title 1 of ERISA, a "party-in-interest" (as defined in section 3(14) of ERISA) or a "disqualified person" (as defined in Section 4975(c) of the Code); (ix) if such Transfer would, in the opinion of counsel to the Partnership, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.2-101; or (x) to a lender to the Partnership or any person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Partnership whose loan constitutes a "nonrecourse liability" (within the meaning of Section 1.752-1(a)(2) of the Regulations) without the consent of the General Partner, in its sole and absolute discretion, unless the Partners' basis for tax purposes would not be reduced as a result of such Transfer.

                  9.4 REGISTRATION RIGHTS. The Limited Partner shall have the registration rights set forth in Exhibit C.

                                    ARTICLE X

                 RIGHTS AND OBLIGATIONS OF THE LIMITED PARTNERS
                 ----------------------------------------------

                10.1 NO PARTICIPATION IN MANAGEMENT. The Limited Partner shall not take part in the management of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership; provided, however, that the foregoing shall not be deemed to limit the ability of a Limited Partner who is an officer, director or employee of the Partnership or any Affiliate thereof to act in such capacity.

                10.2 BANKRUPTCY OF A LIMITED PARTNER. The Bankruptcy of any Limited Partner shall not cause a dissolution of the Partnership, but the rights of such Limited Partner to share in the Net Income or Net Loss of the Partnership and to receive distributions of Partnership funds shall, on the happening of such event, devolve on its successors or assigns, subject to the terms and conditions of this Agreement, and the Partnership shall continue as a limited partnership. However, in no event shall such assignee(s) become a Substituted Limited Partner, except in accordance with Article IX hereof.

                10.3 NO WITHDRAWAL. No Limited Partner may withdraw from the Partnership without the prior written consent of the General Partner, other than as expressly provided in this Agreement.

                10.4 DUTIES AND Conflicts. The General Partner recognizes that the Limited Partner and its Affiliates have or may have other business interests, activities and investments, some of which may be in conflict or competition with the business of the Partnership, and that such Persons are entitled to carry on such other business interests, activities and investments. The Limited Partner and its Affiliates may engage in or possess an interest in any other business or venture of any kind, independently or with others, on their own behalf or on behalf of other entities with which they are affiliated or associated, and such Persons may engage in any activities, whether or not competitive with the Partnership, without any obligation to offer any interest in such activities to the Partnership or to any Partner. Neither the Partnership nor any Partner shall have any right, by virtue of this Agreement, in or to such activities, or the income or profits derived therefrom, and the pursuit of such activities, even if competitive with the business of the Partnership, shall not be deemed wrongful or improper.

                10.5 LIMITATION ON LIABILITY. No Limited Partner shall, solely in its capacity as a Limited Partner, except as otherwise provided in the Act, be personally liable for any of the debts, obligations or undertakings of the Partnership beyond its obligation to make its initial capital contribution.

                                   ARTICLE XI

                       GRANT OF RIGHTS TO LIMITED PARTNER
                       ----------------------------------

                11.1 GRANT OF RIGHTS. The General Partner, in its capacity as a Partner and not on behalf of the Partnership, does hereby grant to the Limited Partner and the Limited Partner does hereby accept the right, but not the obligation (hereinafter such right sometimes referred to as the "Rights"), to exchange all or a portion of its Partnership Units for Class A Common Shares on the terms and subject to the conditions and restrictions contained in Exhibit D hereto. The Rights granted hereunder may be exercised by the Limited Partner and any successor or assign of the Limited Partner which becomes a Substituted Limited Partner pursuant to Section 9.2, on the terms and subject to the conditions and restrictions contained in Exhibit D hereto, upon delivery to the General Partner of an Exchange Exercise Notice in the form of Schedule 2 attached to Exhibit D, which notice shall specify the Partnership Units to be exchanged or sold by the Limited Partner. Once delivered, the Exercise Notice shall be irrevocable, subject to payment by the General Partner of the Purchase Price in respect of such Partnership Units in accordance with the terms hereof

                11.2 TERMS OF RIGHTS. The terms and provisions applicable to the Rights shall be as set forth in attached Exhibit D.

                11.3 REISSUANCE OR REALLOCATION OF PARTNERSHIP UNITS. Any Partnership Units acquired by the General Partner pursuant to an exercise by any Limited Partner of the Rights shall be deemed to be acquired by the General Partner. The General Partner shall amend Exhibit A hereto to reflect each such exchange of Partnership Units and each corresponding recalculation of the Partnership Units of the Partners.

                                   ARTICLE XII

                 LIMITED PARTNER REPRESENTATIONS AND WARRANTIES
                 ----------------------------------------------

                12.1 REPRESENTATIONS AND WARRANTIES OF THE LIMITED Partner. The Limited Partner represents and warrants to the Partnership and the General Partner as follows:

                           (a) ORGANIZATION. The Limited Partner is duly
                  incorporated, validly existing and in good standing under the laws of the State of Ohio.

                           (b) DUE AUTHORIZATION: BINDING AGREEMENT, The
                  execution, delivery and performance of this Agreement by the Limited Partner has been duly and validly authorized by all necessary action of the Limited Partner. This Agreement has been duly executed and delivered by the Limited Partner, or an authorized representative of the Limited Partner, and constitutes a valid and legally binding obligation of the Limited Partner, enforceable against the Limited Partner in accordance with the terms hereof.

                           (c) CONSENTS AND APPROVALS. No consent, waiver,
                  approval or authorization of, or filing, registration or qualification with, or notice to, any governmental unit or any other person is required to be made, obtained or given by the Limited Partner in connection with the execution, delivery and performance of this Agreement other than consents, waivers, approvals or authorizations which have been obtained prior to the date hereof

                                  ARTICLE XIII

                 GENERAL PARTNER REPRESENTATIONS AND WARRANTIES
                 ----------------------------------------------

                  13.1 REPRESENTATIONS AND WARRANTIES OF THE GENERAL PARTNER. The General Partner represents and warrants to the Partnership and the Limited Partner as follows:

                           (a) ORGANIZATION. The General Partner is duly
                  incorporated, validly existing and in good standing under the laws of the State of Ohio.

                           (b) DUE AUTHORIZATION: BINDING AGREEMENT. The
                  execution, delivery and performance of this Agreement by the General Partner has been duly and validly authorized by all necessary action of the General Partner. This Agreement has been duly executed and delivered by the General Partner, or an authorized representative of the General Partner, and constitutes a valid and legally binding obligation of the General Partner, enforceable against the General Partner in accordance with the terms hereof.

                           (c) CONSENTS AND APPROVALS. No consent, waiver,
                  approval or authorization of, or filing, registration or qualification with, or notice to, any governmental unit or any other person is required to be made, obtained or given by the General Partner in connection with the execution, delivery and performance of this Agreement other than consents, waivers, approvals or authorizations which have been obtained prior to the date hereof.

                                   ARTICLE XIV

                               GENERAL PROVISIONS
                               ------------------

                  14.1 NOTICES. All notices, offers or other communications required or permitted to be given pursuant to this Agreement shall be in writing and may be personally served, telecopied or sent by United States mail and shall be deemed to have been given when delivered in person, upon receipt of telecopy or three (3) business days after deposit in United

States; mail, registered or certified, postage prepaid, and properly addressed, by or to the appropriate party. For purposes of this Section 14.1, the addresses of the parties hereto shall be as set forth on a signature page hereof. The address of any party hereto may be changed by a notice in writing given in accordance with the provisions hereof.

                14.2 SUCCESSORS. This Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of all Partners, and their legal representatives, heirs, successors and permitted assigns, except as expressly herein otherwise provided.

                14.3 EFFECT AND INTERPRETATION. This Agreement shall be governed by and construed in conformity with the laws of the State of Ohio.

                14.4 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

                14.5 PARTNERS NOT AGENTS. Nothing contained herein shall be construed to constitute any Partner the agent of another Partner, except as specifically provided herein, or in any manner to limit the Partners in the carrying on of their own respective businesses or activities, except as specifically provided herein.

                14.6 ENTIRE UNDERSTANDING. This Agreement constitutes the entire agreement and understanding among the Partners and supersedes any prior understandings and/or written or oral agreements among them respecting the subject matter within.

                14.7 AMENDMENTS. This Agreement may not be amended, and no provision benefiting the General Partner may be waived, except by a written instrument signed by the General Partner and a Majority-In-Interest of the Limited Partners. Notwithstanding the preceding sentence, the General Partner may amend this Agreement without the approval of the Limited Partner (i) to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, or to make any other provisions with respect to matters or questions arising under this Agreement which will not be inconsistent with the provisions of this Agreement, or (ii) to reflect a change in the number, of Partnership Units owned by a Partner (including to reflect the issuance of additional Partnership Units pursuant to Section 4.2) and each Partner's Percentage Interest in accordance with the provisions of this Agreement.

                14.8 SEVERABILITY. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid by such court, shall not be affected thereby.

                14.9 TRUST PROVISION. This Agreement, if executed by the trustee of a trust, is executed solely as such trustee and not in an individual capacity. Nothing herein contained shall create any liability on, or require the performance of any covenant by, any such trustee individually, nor shall anything contained herein subject the individual real or personal property of any trustee to any liability.

                14.10 PRONOUNS AND HEADINGS. As used herein, all pronouns shall include the masculine, feminine and neuter, and all defined terms shall include the singular and plural thereof wherever the context and facts require such construction. The headings, titles and subtitles herein are inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof. Any references in this Agreement to "including" shall be deemed to mean "including without limitation."

                14.11 ASSURANCES. Each of the Partners shall hereafter execute and deliver such further instruments and do such further acts and things as may be required or useful to carry out the intent and purpose of this Agreement and as are not inconsistent with the terms hereof.

                14.12 POWER OF ATTORNEY. (a) The Limited Partner and each assignee of such Limited Partner hereby constitutes and appoints the General Partner, any Liquidating Trustee, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and attorney in its name, place and stead to:

                       (i) execute, swear to, seal, acknowledge, deliver, file
                  and record in the appropriate public offices (a) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidating Trustee deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability to the extent provided by applicable law) in the State of Ohio and in all other jurisdiction in which the Partnership may or plans to conduct business or own property; (b) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement as permitted in and in accordance with its terms;
                  (c) all conveyances and other instruments or documents that the General Partner deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (d) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Articles IV or IX hereof or the Capital Contribution of any Partner; and
                  (e) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of Partnership Interests; and

                       (ii) execute, swear to, seal, acknowledge and file all
                  ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole discretion of the General Partner, to effectuate the terms or intent of this Agreement.

                (b) Nothing contained herein shall be construed as authorizing the General Partner to amend this Agreement except in accordance with Section
14.7 hereof, or as may be otherwise expressly provided for in this Agreement.

                14.13 DURATION OF POWER. The power of attorney granted in
Section 14.12 is hereby declared to be irrevocable and coupled with an interest in recognition of the fact that each of the Partners will be relying upon the power of the General Partner to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall: (i) survive the transfer of all or any portion of the Limited Partner's or Assignee's Partnership Interests; (ii) survive the death, incapacity, bankruptcy or insolvency of the Limited Partner; and (iii) extend to the Limited Partner's or Assignee's heirs, successor, assigns and personal representatives. The Limited Partner and each such Assignee hereby agrees to be bound by any action taken by the General Partner, acting in good faith pursuant to such power of attorney; and the Limited Partner and each such Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner, taken in good faith under such power of attorney. The Limited Partner and each such Assignee shall execute and deliver to the General Partner or the Liquidating Trustee, within fifteen (15) days after receipt of the General Partner's or Liquidating Trustee's request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidating Trustee, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership.

                IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed as of the date and year first above written.

                                             GENERAL PARTNER:
                                             ----------------

                                             CLEVELAND INDIANS BASEBALL
                                             COMPANY, INC., an Ohio corporation

                                             By:
                                                -------------------------------
                                                 Richard E. Jacobs, President

                                             Address: 2401 Ontario Street
                                                      Cleveland, Ohio 44115
                                                      Attention: President

                                             LIMITED PARTNER:
                                             ----------------

                                             CLEVELAND BASEBALL
                                             CORPORATION, an Ohio corporation

                                             By:
                                                 -------------------------------
                                                 Richard E. Jacobs, President

                                             Address:   2401 Ontario Street
                                                        Cleveland, Ohio 44115
                                                        Attention: President

                                    EXHIBIT A

                        ALLOCATIONS AND OTHER TAX MATTERS
                        ---------------------------------

                  1. CAPITAL ACCOUNTS. (a) There shall be established for each Partner on the books of the Partnership a capital account (a "Capital Account"), which shall be maintained and adjusted as provided in this Exhibit A. The Capital Account of a Partner shall be credited with the amount of all cash Capital Contributions by such Partner to the Partnership and the fair market value of any property contributed by such Partner to the Partnership (net of any liabilities secured by such property that the Partnership is considered to assume or take subject to under Section 752 of the Code). The Capital Account of a Partner shall be increased by the amount of any Net Income (or items of gross income) allocated to such Partner pursuant to this Exhibit A, and decreased by
(i) the amount of any Net Loss (or items of loss or deduction) allocated to such Partner pursuant to this Exhibit A and (ii) the amount of any cash distributed to such Partner pursuant to Article VI of this Agreement, and (iii) the fair market value of any asset distributed in kind to such Partner (net of all liabilities secured by such asset or that the Partnership is considered to assume or take subject to under Section 752 of the Code). The Capital Account of the Partner also shall be adjusted appropriately to reflect any other adjustment required pursuant to Regulation Section 1.704-1 or 1.704-2.

                  (b) Upon the occurrence of any event specified in Regulation
         Section 1.704-1(b)(2)(iv)(f), the General Partner may cause the Capital Accounts of the Partners to be adjusted to reflect the fair market value of the Partnership's assets at such time (as determined by the General Partner in its sole discretion) in accordance with such Regulation; provided, however, that the General Partner shall cause the Capital Account of the Partners to be so adjusted in connection with any admission of additional Limited Partners pursuant to Section 4.6 subsequent to the admission of Limited Partners pursuant to Section
         4.2. In the event that the Capital Accounts of the Partners are adjusted pursuant to this Section l(b) of Exhibit A in connection with any such subsequent admission of Limited Partners, then, notwithstanding Section 2(a) of this Exhibit A, the Net Income or Net Loss inherent in the Partnership's assets at that time shall be specially allocated among the Partners as required to cause the Capital Accounts of the Partners to be proportionate to their adjusted Percentage Interests.

                  (c) In the event that any interest in the Partnership is Transferred, the transferee of such interest shall succeed to the portion of the transferor's Capital Account attributable to such interest and the portion of the transferor's Minimum Gain attributable thereto.

         2. ALLOCATIONS.

                  (a) NET INCOME AND LOSSES. The Net Income or Net Loss of the Partnership for each Fiscal Year (or other period) shall be allocated to the Partners pro rata in proportion to their respective Percentage Interests.

                  (b) CODE SECTION 704(b) ALLOCATIONS. Notwithstanding Section 2(a) of this Exhibit A, special allocations of Net Income, Net Loss or specific items of income, gain, loss or deduction may be required for any Fiscal Year (or other period) as follows:

                           (1) MINIMUM GAIN CHARGEBACK. The Partnership shall
                  allocate items of Partnership income and gain among the Partners at such times and in such amounts as necessary to satisfy the minimum gain chargeback requirements of Regulation Sections 1.704-2(f) and 1.704-2(i)(4).

                           (2) ALLOCATION OF DEDUCTIONS ATTRIBUTABLE TO PARTNER
                  NONRECOURSE LIABILITIES. Any nonrecourse deductions attributable to a Partner Nonrecourse Liability shall be allocated among the Partners that bear the economic risk of loss for such Partner Nonrecourse Liability based upon the ratios in which such Partners share such economic risk of loss in accordance with Regulation Sections 1.704-2(c), 1.704-2(i)(2) and 1.704-2(j)(1).

                           (3) QUALIFIED INCOME OFFSET. The Partnership shall
                  specially allocate Net Loss and items of income and gain when and to the extent required to satisfy the "qualified income offset" provisions of Regulation Section 1.704-1(b)(2)(ii)(d).

                3. ALLOCATIONS OF NET INCOME AND NET LOSSES FOR FEDERAL INCOME TAX PURPOSES. The Partnership's ordinary income and losses and capital gains and losses as determined for Federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) for each Fiscal Year (or portion thereof) shall be allocated to the Partners in the same manner as the corresponding "book" items are allocated pursuant to Section 2 of this Exhibit A for such Fiscal Year (or portion thereof). Notwithstanding the foregoing sentence, Federal income tax items relating to any Section 704(c) Property shall be allocated among the Partners in accordance with Section 704(c) of the Code or Regulation Section 1.704-1(b)(2)(iv)(g) to take into account the difference between the fair market value and the tax basis of such Section 704(c) Property or such other property as of the date of its contribution or revaluation pursuant to Section l(b) of this Exhibit A, as applicable, using the "traditional method" as described in Regulation Section 1.704-3(b). Items described in this Section 3 shall neither be credited nor charged to the Partners' Capital Accounts.

                4. DISTRIBUTION IN KIND. If any assets of the Partnership are distributed in kind pursuant to this Agreement, the amount of Net Income or Net Loss that would have been realized had such assets been sold at their fair market value shall be allocated to the Capital Accounts of the Partners pursuant to Section 2(a) of this Exhibit A immediately prior to such distribution.

                                    EXHIBIT B
                                    ---------

                              PARTNERSHIP INTERESTS
                              ---------------------


                                                                               Number of
           Partner                                Percentage Interest     Partnership Units
           -------                                -------------------     -----------------

Cleveland Indians Baseball Company, Inc., as            ___%                     __
general partner

Cleveland Baseball Corporation, as limited              ___%                     __
partner
                                                        ---                  -----------
                         Total                          100%                 12,333,333

                                    EXHIBIT C
                                    ---------

                  TERMS OF LIMITED PARTNER REGISTRATION RIGHTS
                  --------------------------------------------

                The General Partner and the Limited Partner agree as follows with respect to the Registration Rights granted by the General Partner to the Limited Partner:

                                    ARTICLE I
                                    ---------

                               CERTAIN DEFINITIONS
                               -------------------

                The following terms and phrases shall, for purposes of this Exhibit C have the meanings set forth below. Additional terms used herein are defined in Section 1.1 of the Agreement:

                  Section 1.1. "ELIGIBLE SECURITIES" shall mean all or any portion of the Class A Common Shares issued to the Limited Partner upon exercise of Rights as defined in the Agreement.

                As to any proposed offer or sale of Eligible Securities, such securities shall cease to be Eligible Securities with respect to such proposed offer or sale when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement; (ii) such securities are permitted to be distributed pursuant to Rule 144(k) (or any successor provision to such Rule) under the Securities Act or are otherwise freely transferable to the public without registration pursuant to
Section 4(l) of the Securities Act, as confirmed by a written opinion reasonably satisfactory to counsel to the General Partner addressed to the Limited Partner; or (111) such securities shall have been otherwise transferred pursuant to an applicable exemption under the Securities Act, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the General Partner, and such securities shall be freely transferable to the public without registration under the Securities Act.

                  Section 1.2 "OTHER SECURITIES" shall have the meaning set forth in Section 3.1 of this Exhibit C.

                Section 1.3. "REGISTRATION EXPENSES" shall mean all expenses incident to the General Partner's performance of or compliance with the registration requirements set forth in this Exhibit C, including, without limitation, the following: (i) the fees, disbursements, and expenses of the General Partner's counsel(s) (United States and foreign) and accountants and experts in connection with the registration of Eligible Securities to be disposed of under the Securities Act; (ii) all expenses in connection with the preparation, printing, and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to the underwriters and dealers; (iii) the cost of printing or producing any agreements among underwriters, underwriting agreements, and blue sky or legal investment memoranda, any selling agreements, and any other documents in connection with the offering, sale, or delivery of Eligible Securities to be disposed of; (iv) all expenses in connection with the qualification of

Eligible Securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys; (v) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of Eligible Securities to be disposed of; and (vi) fees and expenses incurred in connection with the listing of Eligible Securities on each securities exchange or quotation system on which securities of the same class are then listed, PROVIDED, HOWEVER, that Registration Expenses with respect to any registration pursuant to this Agreement shall not include underwriting discounts or commissions attributable to Eligible Securities, SEC, or blue sky registration fees attributable to Eligible Securities, or transfer taxes applicable to Eligible Securities.

                Section 1.4. "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.

                                   ARTICLE II

                      EFFECTIVENESS OF REGISTRATION RIGHTS
                      ------------------------------------

                  Section 2.1. EFFECTIVENESS OF REGISTRATION RIGHTS. Any registration rights granted pursuant to this Exhibit C may not be exercised prior to the first anniversary of the closing of the Offering.

                                   ARTICLE III

                         INCIDENTAL REGISTRATION RIGHTS
                         ------------------------------

                Section 3.1. Notice AND REGISTRATION. If the General Partner proposes to file a registration statement with the SEC to register any Class A Common Shares for public sale for cash under the Securities Act (whether proposed to be offered for sale by the General Partner or by any other Person) by the filing of a registration statement with the SEC on a form and in a manner that would permit registration of Eligible Securities for sale to the public under the Securities Act ("Other Securities"), it will give prompt written notice to the Limited Partner of its intention to do so, and upon the written request of the Limited Partner delivered to the General Partner within fifteen (15) Business Days after the giving of any such notice (which request shall specify the number of Eligible Securities intended to be disposed of by the Limited Partner and the intended method of disposition thereof), the General Partner will use all reasonable efforts to effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Eligible Securities which the General Partner has been so requested to register by the Limited Partner, to the extent required to permit the disposition (in accordance with the intended method or methods thereof as aforesaid) of Eligible Securities so to be registered, PROVIDED that:

                  (a) if, at any time after giving such written notice of its intention to file a registration statement pursuant to Section 3.1 and prior to the effective date of such registration statement filed in connection with such registration, the General Partner shall determine for any reason not to register the Other Securities it had proposed to register, the General Partner may, at its election, give written notice of such determination to the Limited Partner and thereupon the General Partner shall be relieved of its obligation to register such Eligible Securities pursuant to this Section 3.1 (but not from its obligation to pay Registration Expenses to the extent incurred in connection therewith as provided IN Section 3.2);

                  (b) The General Partner will not be required to effect any registration pursuant to this Article III if the General Partner shall have been advised in writing (with a copy to the Limited Partner requesting registration) by a nationally recognized independent investment banking firm selected by the General Partner to act as lead underwriter in connection with the public offering of Other Securities that, in such firm's opinion, inclusion of the Limited Partner's Class A Common Shares would materially and adversely affect the offering of the Other Securities; PROVIDED, HOWEVER, that if an offering of some but not all of the shares requested to be registered by the Limited Partner would not adversely affect the offering of the Other Securities, the number of shares requested to be included in such offering by the Limited Partner shall be reduced to the maximum number that would not adversely affect the offering of the Other Securities; and

                  (c) The General Partner shall not be required to effect any registration of Eligible Securities under this Article III incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans, or stock options or other employee benefit plans.

                Section 3.2. REGISTRATION EXPENSES. The General Partner (as between the General Partner and the Limited Partner requesting registration) shall be responsible for the payment of all Registration Expenses in connection with any registration pursuant to this Article III, except that such expenses shall not include any underwriting discounts or commissions, SEC or blue sky registration fees, or transfer taxes relating to such Eligible Securities, which expenses shall be the responsibility of the Limited Partner.

                                   ARTICLE IV

                             REGISTRATION PROCEDURES
                             -----------------------

         Section 4.l. REGISTRATION AND QUALIFICATION. If and whenever the General Partner is required to use all reasonable efforts to effect the registration of any Eligible Securities under the Securities Act as provided in
Section 3.1, the General Partner will as promptly as is practicable:

         (a) prepare, file, and use all reasonable efforts to cause to become effective a registration statement under the Securities Act regarding the Eligible Securities to be offered;

         (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Eligible Securities until the earlier of such time as all of such Eligible Securities have been disposed of in accordance with the intended methods of disposition by the Limited Partner requesting registration set forth in such registration statement or the expiration of sixty (60) days after such registration statement becomes effective;

             (c) furnish to the Limited Partner and to any underwriter of such Eligible Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents as the Limited Partner or such underwriter may reasonably request;

             (d) use all reasonable efforts to register or qualify all Eligible Securities covered by such registration statement under such other securities or blue sky laws of such jurisdiction as the Limited Partner or any underwriter of such Eligible Securities shall reasonably request, and do any and all other acts and things which may be reasonably requested by the Limited Partner or any underwriter to consummate the disposition in such jurisdictions of the Eligible Securities covered by such registration statement, except that the General Partner shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not SO qualified, or to subject itself to taxation in any jurisdiction where it is not then subject to taxation, or to consent to general service of process in any jurisdiction where it is not then subject to service of process;

             (e) use all reasonable efforts to list the Eligible Securities covered by such registration statement on any quotation system, securities market or securities exchange on which the
                  Class A Common        Shares of the General Partner are then
                  listed, if the listing of such securities is then permitted under the rules of such exchange; and

             (f) immediately notify the Limited Partner requesting or participating in a registration of securities at any time when a prospectus relating to a registration pursuant to Articles III hereof is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, at the request of the Limited Partner prepare and furnish to the Limited Partner as many copies of a supplement to or an amendment of such prospectus as the Limited Partner reasonably requests so that, as thereafter delivered to the purchasers of such Eligible Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

The General Partner may require the Limited Partner requesting or participating in a registration of securities to furnish the General Partner such information regarding the Limited Partner and the distribution of such securities as the General Partner may from time to time reasonably request in writing and as shall be required by law or by the SEC in connection with any registration.

                4.2. UNDERWRITING. (a) If requested by the underwriters for any underwritten offering of Eligible Securities pursuant to a registration requested hereunder, the Limited Partner will enter into and perform its obligations under an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Limited Partner and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contributions to the effect and to the extent provided in Article VI hereof. The representations and warranties by, and the other agreements on the part of, the General Partner to and for the benefit of such underwriters shall also be made to and for the benefit of the Limited Partner. Notwithstanding the foregoing, the Limited Partner requesting or participating in a registration of securities may elect, in writing at any time prior to the effective date of the registration statement filed in connection with such registration, not to include such Eligible Securities in such registration but such election shall not relieve the Limited Partner of its responsibility for expenses as provided in Section 4.3.

                Section 4.3. QUALIFICATION FOR RULE 144 SALES. The General Partner will take all actions reasonably necessary to comply with the filing requirements described in Rule 144 (c) (1) under the Securities Act so as to enable the Limited Partner to sell Eligible Securities without registration under the Securities Act, and, upon the written request of the Limited Partner requesting or participating in a registration of securities, the General Partner will deliver to the Limited Partner a written statement as to whether it has complied with such filing requirements.

                                    ARTICLE V

                      PREPARATION; REASONABLE INVESTIGATION
                      -------------------------------------

                Section 5. 1. PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement registering Eligible Securities under the Securities Act, the General Partner will give the Limited Partner requesting or participating in a registration of securities and the underwriters, if any, and their respective counsel and accountants, drafts of such registration statement for their review and comment prior to filing and such reasonable and customary access to its books and records and such opportunities to discuss the business of the General Partner with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the

Limited Partner and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                                   ARTICLE VI

                        INDEMNIFICATION AND CONTRIBUTION
                        --------------------------------

                Section 6. 1. INDEMNIFICATION AND CONTRIBUTION. (a) In the event of any registration of Eligible Securities hereunder, the General Partner will enter into customary indemnification arrangements to indemnify and hold harmless the Limited Partner (including, if applicable its directors, officers, partners, and trustees), each Person who participates as an underwriter in the offering or sale of such securities, and each Person, if any, who controls such underwriter within the meaning of the Securities Act against any losses, claims, damages, liabilities, and expenses, joint or several, to which such Person may be subject under the Securities Act or otherwise insofar as such losses, claims, damages, liabilities, or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus included therein, any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the General Partner will promptly reimburse each such Person for any legal or any other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability, expense, action, or proceeding; PROVIDED that the General Partner shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof), or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus or final prospectus, amendment, or supplement thereto in reliance upon and in conformity with written information furnished to the General Partner by the Limited Partner or such underwriter expressly for use in the registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Limited Partner or any such Person and shall survive the transfer of such securities by the Limited Partner. The General Partner also shall agree to provide provision for contribution as shall be reasonably requested by the Limited Partner or any underwriter in circumstances where such indemnity is held unenforceable.

                (b) The Limited Partner, by virtue of exercising its registration rights hereunder, agrees and undertakes to enter into customary indemnification arrangements to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6.1 (a)) the General Partner, each director of the General Partner, each officer of the General Partner who shall sign such registration statement, each Person who participates as an underwriter in the offering or sale of such securities and each person, if any, who controls the General Partner or any such underwriter within the meaning of the Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus, or final prospectus included therein, or any amendment or supplement thereto, but only to the extent that such statement or omission was made in reliance upon and in conformity with written information furnished by the Limited Partner to the General Partner expressly for use in the registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the General Partner or any such director, officer, or controlling Person and shall survive the transfer of the registered securities by the Limited Partner and the expiration of this Exhibit C. The Limited Partner also shall agree to provide provision for contribution as shall be reasonably requested by the General Partner or any underwriter in circumstances where such indemnity is held unenforceable.

                  (c) Indemnification and contribution similar to that specified in this Section 6.1 (with appropriate modifications) shall be given by the General Partner and the Limited Partner with respect to any required registration or other qualification of such Eligible Securities under any federal or state law or regulation of any governmental authority other than under the Securities Act.

                                   ARTICLE VII

                         TRANSFER OF REGISTRATION RIGHTS
                         -------------------------------

                7.1. TRANSFER OF REGISTRATION RIGHTS. The Class A Limited Partners may not transfer the registration rights granted hereunder to any other Person, except by operation of law; provided, however, that the Limited Partner may transfer the registration rights in connection with the transfer of the Class A Common Shares or the Partnership Units to which they relate to the extent permitted in the Agreement and subject to the Ownership Restrictions.

                                    EXHIBIT D
                                    ---------

                                  RIGHTS TERMS
                                  ------------

               The Rights granted by the General Partner to the Limited Partners pursuant to Section 11.1 of the Agreement shall be subject to the following terms and conditions:

               Section 1. DEFINITIONS. The following terms and phrases shall, for purposes of this Exhibit D and the Agreement, have the meanings set forth below. Additional terms used herein are defined in Section 1.1 of the Agreement.

               "CASH PURCHASE PRICE" shall have the meaning set forth in Section 4 hereof.

               "COMPUTATION DATE" shall mean the date on which an Exchange Exercise Notice is delivered to the General Partner.

               "ELECTION NOTICE" shall mean the written notice to be given by the General Partner to the Exercising Partner(s) in response to the receipt by the General Partner of an Exchange Exercise Notice from such Exercising Partner(s), the form of which Election Notice is attached hereto as Schedule 2.

               "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any successor statute.

               "EXCHANGE EXERCISE NOTICE" shall have the meaning set forth in
               Section 2 hereof.

               "EXCHANGE FACTOR" shall initially mean 100%, and shall hereafter be adjusted in accordance with the Antidilution Provisions of
               Section 11 hereof.

               "EXCHANGE RIGHTS" shall have the meaning set forth in Section 2 hereof.

               "HRS ACT" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

               "OFFERED PARTNERSHIP UNITS" shall mean the Partnership Units of the Exercising Partner(s) identified in an Exchange Exercise Notice which, pursuant to the exercise of Exchange Rights, can be acquired by the General Partner under the terms hereof.

               "PURCHASE PRICE" shall mean the Cash Purchase Price or the Share Purchase Price, or a combination thereof.

               "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any successor statute.

               "SHARE PURCHASE PRICE" shall have the meaning set forth in
               Section 4 hereof.

               Section 2. DELIVERY OF EXCHANGE EXERCISE NOTICES. The Limited Partner may, subject to the limitations set forth herein, deliver to the General Partner written notice (the "Exchange Exercise Notice") pursuant to which the Limited Partner elects to exercise its rights to exchange (the "Exchange Rights") all or any portion of its Partnership Units for Class A Common Shares, subject to the limitations contained in Section 3 below.

               Section 3. LIMITATION ON EXERCISE OF EXCHANGE RIGHTS. Exchange Rights may be exercised at any time prior to the dissolution of the Partnership, subject to the Ownership Restrictions. The Exchange Rights shall expire with respect to any Partnership Units for which an Exchange Exercise Notice has not been delivered to the General Partner on or prior to the date that the Partnership is dissolved. For purposes of computing the Ownership Restriction as of any date, the Limited Partner and its Affiliates shall be deemed to own all Class A Common Shares issuable to the Limited Partner and its Affiliates upon the exercise of stock options granted on or before such date under any equity compensation plan of the General Partner. If an Exchange Exercise Notice is delivered to the General Partner but, as a result of the Ownership Restriction, the Exchange Rights cannot be exercised in full, the Exchange Exercise Notice shall be deemed to be modified such that the Exchange Rights shall be exercised only to the extent permitted under the Ownership Restriction, with the remainder of such Exchange Rights being deemed to be an offer to sell such Offered Partnership Units to the General Partner for the Cash Purchase Price.

               Section 4. COMPUTATION OF PURCHASE PRICE/FORM OF PAYMENT. The Purchase Price payable by the General Partner to the Limited Partner for the Offered Partnership Units shall be payable, at the election of the General Partner, by (a) the issuance by the General Partner of the number of its Class A Common Shares equal to the product, expressed as a whole number, of (i) the number of Partnership Units being exchanged, multiplied by (ii) the Exchange Factor (the "Share Purchase Price") or (b) in cash; provided, however, that to the extent the Share Purchase Price would violate the Ownership Restrictions, the Purchase Price to be paid for the Offered Partnership Units shall be paid in cash rather than in Class A Common Shares (the "Cash Purchase Price"). The Cash Purchase Price shall mean, with respect to the applicable number of Offered Partnership Units upon the exercise of any Exchange Right, an amount of cash (in immediately available funds) equal to (i) the number of Class A Common Shares that would be issued to the Exercising Partner if the Share Purchase Price were paid for such Offered Partnership Units (taking into account the adjustments required pursuant to the definition of "Exchange Factor") multiplied by (ii) the Current Per Share Market Price computed as of the Computation Date. The Cash Purchase Price shall be paid in the form of cash, or cashier's check, or by wire transfer of immediately available funds to the Limited Partner's designated account.

               Section 5. CLOSING; DELIVERY OF ELECTION NOTICE. The closing of the acquisition of Offered Partnership Units shall, unless otherwise mutually agreed, be held at the principal office of the General Partner, on the following dates:

               (a) With respect to the exercise of Exchange Rights for which the Share Purchase Price is payable, the closing shall occur on the date agreed to by the General Partner and the Limited Partner, which date shall in no event be prior to the date which is the later of (i) ten
          (10) days after the delivery of the Election Notice and (ii) the expiration or termination of the waiting period applicable to each Exercising Partner, if any, under the HSR Act; and

               (b) With respect to the exercise of Exchange Rights for which the General Partner pays the Cash Purchase Price, the General Partner shall, within thirty (30) days after receipt by the General Partner of the Exchange Exercise Notice delivered in accordance with the requirements of Paragraph 3 hereof, deliver to the Limited Partner an Election Notice, which Election Notice shall (i) specify the General Partner's election to pay the Cash Purchase Price for some or all of the Offered Partnership Units and (ii) set forth the computation of the Cash Purchase Price to be paid by the General Partner to Limited Partner and the date, time and location for completion of the purchase and sale of the Offered Partnership Units, which date shall, to the extent required, in no event be more than sixty (60) days after the Computation Date for such Exchange Exercise Notice; PROVIDED, HOWEVER, that such sixty (60) day period may be extended for an additional period to the extent required for the General Partner to cause additional Class A Common Shares to be issued to provide financing to be used to acquire the Offered Partnership Units. Notwithstanding the foregoing, the General Partner agrees to use its best efforts to cause the closing of the acquisition of Offered Partnership Units hereunder to occur as quickly as possible.

          Section 6. ADJUSTMENT TO CASH PURCHASE PRICE. If the General Partner elects to raise funds to pay the Cash Purchase Price through a public offering of its securities, borrowings or otherwise, the aggregate Cash Purchase Price computed under Section 5 above shall be reduced by an amount ("Transaction Expenses") equal to the expenses incurred by the General Partner in connection with such raising of funds allocable to the amounts required to pay the Cash Purchase Price hereunder; provided, however, notwithstanding the foregoing, the Cash Purchase Price shall not be reduced hereunder by an amount exceeding 5% of the Cash Purchase Price computed without regard to the adjustment for Transaction Expenses.

          Section 7. CLOSING DELIVERIES. At the closing, payment of the Purchase Price shall be accompanied by proper instruments of transfer and assignment and by the delivery of (i) representations and warranties of (A) the Limited Partner with respect to its due authority to sell all of the right, title and interest in and to such Offered Partnership Units to the General Partner and with respect to the status of such Offered Partnership Units being free and clear of all Liens, and (B) the General Partner with respect to due authority for the purchase of such Offered Partnership Units, and (ii) to the extent that Class A Common Shares are issued in payment of the Share Purchase Price, (A) an opinion of counsel for the General Partner reasonably satisfactory to the Limited Partner, to the effect that such Class A Common Shares have been duly authorized, are validly issued, fully paid and non-assessable, and (B) a stock certificate or certificates evidencing the Class A Common Shares to be issued and registered in the name of the Limited Partner or its designee.

          Section 8. TERM OF RIGHTS. Unless sooner terminated, the rights of the parties with respect to the Rights shall commence as of the date hereof and lapse for all purposes and in all respects on the date that the Partnership is dissolved; PROVIDED, HOWEVER, that the parties hereto shall continue to be bound by an Exchange Exercise Notice delivered to the General Partner prior to such date.

          Section 9. COVENANTS OF THE GENERAL PARTNER. To facilitate the General Partner's ability to fully perform its obligations hereunder, the General Partner covenants and agrees as follows:

          (a) At all times during the pendency of the Exchange Rights, the General Partner shall reserve for issuance and keep available, free from preemptive rights, out of its authorized but unissued Class A Common Shares, such number of Class A Common Shares as may be necessary to enable the General Partner to issue Class A Common Shares in full satisfaction of all Exchange Rights which are from time to time outstanding (assuming no Ownership Restrictions applied and that the General Partner paid the Share Purchase Price with respect to all such Exchange Rights).

          (b) As long as the General Partner shall be obligated to file periodic reports under the Exchange Act, the General Partner will timely file such reports in such manner as shall enable any recipient of Class A Common Shares issued to the Limited Partner hereunder in reliance upon an exemption from registration under the Securities Act to continue to be eligible to rely on Rule 144 promulgated by the SEC pursuant to the Securities Act, or any successor rule or regulation or statute thereunder, for the resale thereof.

          (c) During the pendency of the Rights, the Limited Partner shall receive in a timely manner all reports filed by the General Partner with the SEC and all other communications transmitted from time to time by the General Partner to its shareholders generally.

          (d) All Class A Common Shares which may be issued upon exchange of Offered Partnership Units will upon issue be validly issued, fully paid and nonassessable.

          Section 10. Limited PARTNERS' COVENANTS. Each Limited Partner covenants and agrees with the General Partner that all Offered Partnership Units tendered to the General Partner in accordance with the exercise of Rights herein provided shall be delivered to the General Partner free and clear of all Liens and should any Liens exist or arise with respect to such Offered Partnership Units, the General Partner shall be under no obligation to acquire the same unless, in connection with such acquisition, the General Partner has elected to pay a portion of the purchase price in the form of the Cash Purchase Price in circumstances where such Cash Purchase Price will be sufficient to cause any existing Liens to be discharged in full upon application of all or a part of the Cash Purchase Price and the General Partner is expressly authorized to apply such portion of the Cash Purchase Price as may be necessary to satisfy any indebtedness in full and to discharge any Liens in full. The Limited Partner further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Offered Partnership Units to the General Partner (or its designee), the Limited Partner shall assume and pay such transfer tax.

          Section 11. ANTIDILUTION PROVISIONS.

          (a) The Exchange Factor shall be subject to adjustment from time to time effective upon the occurrence of the following events and shall be expressed as a percentage, calculated to the nearest one-thousandth of one percent (.001%):

          (i) In case the General Partner shall pay or make a dividend or other distribution on any class of shares of the General Partner in Class A Common Shares, the Exchange Factor in effect at the opening of business on the day following the date FIXED for the determination of stockholders entitled to receive such dividend or other distribution shall be increased in proportion to the increase in outstanding Class A Common Shares resulting from such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the record date fixed for such dividend or other distribution.

          (ii) In case outstanding Class A Common Shares shall be subdivided into a greater number of shares, the Exchange Factor in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case the outstanding Class A Common Shares shall be combined into a smaller number of shares, the Exchange Factor in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

        (b) In case the General Partner shall issue rights, options or warrants to all holders of Class A Common Shares entitling them to subscribe for or purchase Class A Common Shares at a price per share less than the current market price per share (as determined in the next sentence), each holder of a Partnership Unit shall be entitled to receive such number of rights or warrants, as the case may be, as such holder would have been entitled to receive had such holder exchanged his Partnership Units immediately prior to the record date for such issuance by the General Partner. For the purpose of any computation pursuant to the next sentence, the current market price per share of Class A Common Shares on any date shall be deemed to be the average of the daily Closing Prices for the five consecutive Trading Days selected by the General Partner commencing not more than twenty (20) Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. For purposes of this Exhibit D, the term "' ex' date," when used in respect of any issuance or distribution, shall mean the first date on which the shares trade regular way on such exchange or in such market without the right to receive such issuance or distribution.

        (c) In case the Class A Common Shares shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than subdivision or combination of shares or a stock dividend described in subparagraph (a) (ii) of this Section) then and in each such event the Exchange Rights shall thereafter consist of the right to exchange Partnership Units for the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification or other change by holders of the number of shares into which the Partnership Units might have been exchanged immediately prior to such reorganization, reclassification or change.

          (d) The General Partner may, but shall not be required to, make such adjustments to the number of Class A Common Shares issuable upon exchange of a Partnership Unit, in addition to those required by this Section 11, as the General Partner's board of directors considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients. The General Partner's board of directors shall have the power to resolve any ambiguity or correct any error in the adjustments made pursuant to this
     Section 11(d) and its actions in so doing shall be final and conclusive.

          Section 12. FRACTIONS OF SHARES. No fractional Class A Common Shares shall be issued upon exchange of Partnership Units. If more than one Partnership Unit shall be surrendered for exchange at one time by the Limited Partner, the number of full Class A Common Shares which shall be issuable upon exchange thereof (or the cash equivalent amount thereof if the Cash Purchase Price is paid) shall be computed on the basis of the aggregate amount of Partnership Units so surrendered. Instead of any fractional Class A Common Share which would otherwise be issuable upon exchange of any Partnership Unit or Partnership Units, the General Partner shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Per Share Market Price at the close of business on the day of closing specified in Section 5 of this EXHIBIT D (or, if such day is not a Trading Day, on the Trading Day immediately preceding such day).

          Section 13. Notice OF ADJUSTMENTS OF EXCHANGE FACTOR. Whenever the Exchange Factor is adjusted as herein provided:

          (a) the General Partner shall compute the adjusted Exchange Factor in accordance with Section 11 hereof and shall prepare a certificate signed by the chief financial officer or the treasurer of the General Partner setting forth the adjusted Exchange Factor and showing in reasonable detail the facts upon which such adjustment is based; and

          (b) a notice stating that the Exchange Factor has been adjusted and setting forth the adjusted Exchange Factor shall forthwith be mailed by the General Partner to all holders of Exchange Rights at their last addresses on record under this Agreement.

          Section 14. NOTICE OF CERTAIN CORPORATE ACTIONS.

          In case:

          (a) the General Partner shall declare a dividend (or any other distribution) on its Class A Common Shares payable otherwise than in cash; or

          (b) the General Partner shall authorize the granting to all holders of its Class A Common Shares of rights, options or warrants to subscribe for or purchase any shares of stock of any class or of any other rights; or

          (c) of any reclassification of the Class A Common Shares (other than a subdivision or combination of its outstanding Class A Common Shares, or of any consolidation, merger or share exchange to which the General Partner is a party and for which approval of any shareholders of the General Partner is required), or of the sale or transfer of all or substantially all of the assets of the General Partner; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the General Partner;

then the General Partner shall cause to be mailed to all holders of Exchange Rights at their last addresses on record under this Agreement, at least twenty
(20) days (or twelve (12) days in any case specified in clause (a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Class A Common Shares of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, or (ii) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up.

          Section 15. PROVISIONS IN CASE OF CONSOLIDATION, MERGER OR SALE OF ASSETS. In case of any consolidation of the General Partner with, or merger of the General Partner into, any other Person or Persons, any merger or consolidation of another Person into the General Partner (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding Class A Common Shares of the General Partner), or any sale or transfer of all or substantially all of the assets of the General Partner, the Person formed by such consolidation or resulting from such merger or which acquires such assets of the General Partner, as the case may be, shall execute and deliver to each holder of Exchange Rights an agreement providing that such holder shall have the right thereafter, during the period such Exchange Rights shall be exercisable as specified herein, to require the exchange of Partnership Units for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of Class A Common Shares, for which such Partnership Unit might have been exchanged immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Class A Common Shares is not a Person with which the General Partner consolidated or into which the General Partner merged or which merged into the General Partner, or to which such sale or transfer, was made, as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person, and failed to exercise his right of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each Class A Common Share in respect of which such rights of election shall not have been exercised ("non-electing Share"), then for the purpose of this Section 15 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing Shares). Such agreement shall provide for adjustments which, for events subsequent to the effective date of such agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Exhibit D. The above provisions of this Section 15 shall similarly apply to successive consolidations, mergers, sales or transfers.

                                   SCHEDULE 1
                                   ----------

                            EXCHANGE EXERCISE NOTICE
                            ------------------------


To:      CLEVELAND INDIANS BASEBALL COMPANY, INC.

          Reference is made to that certain First Amended and Restated Agreement of Limited Partnership of Cleveland Indians Baseball Company Limited Partnership (the "Partnership"), dated as of ___________ ,1998 (the "Partnership Agreement"), between Cleveland Indians Baseball Company, Inc. and Cleveland Baseball Corporation. Capitalized terms used but not defined herein shall have the meanings set forth in the Partnership Agreement. Pursuant to ARTICLE XI and
Section 2 of EXHIBIT D to the Partnership Agreement, the undersigned, being a limited partner of the Partnership, hereby elects to exercise its Exchange Rights as to Offered _______ Partnership Units.



Dated:
      ----------------------


                                    [Name of Limited Partner]


                                    -------------------------------------
                                    By:

                                    SCHEDULE 2
                                    ----------

                                 ELECTION NOTICE
                                 ---------------

To:     Exercising Partner(s)

          Reference is made to that certain First Amended and Restated Agreement of Limited Partnership of Cleveland Indians Baseball Company Limited Partnership (the "Partnership"), dated as of _____________ ,1998 (the "Partnership Agreement"). All capitalized terms used but not defined herein shall have the meanings set forth in the Partnership Agreement. Pursuant to Section 5(b) of Exhibit D to the Partnership Agreement, the undersigned, being the General Partner of the Partnership, hereby notifies the Exercising Partner(s) that [(a) the Share Purchase Price is payable by issuance of the number of Class A Common Shares to the Exercising Partner(s), as set forth below, [(b) it has elected to pay the Cash Purchase Price by payment of cash to the Exercising Partner(s) for the number of Offered Partnership Units, as set forth below,] (c) the computation of the [Share Purchase Price and Cash Purchase Price] as set forth on an attachment hereto, (d) the closing of the purchase and sale of the Offered Partnership Units by payment of the [Share Purchase Price] shall take place at the offices of __________________________ on [date], and [(e) the closing of the payment of the Cash Purchase Price shall take place at the offices of ______________________________ on [date].

                     NUMBER OF
                     OFFERED                   SHARE                    CASH
EXERCISING           PARTNERSHIP               PURCHASE                 PURCHASE
PARTNER(S)           UNITS                     PRICE                    PRICE
----------           -----                     -----                    -----



                                       CLEVELAND INDIANS BASEBALL
                                       COMPANY, INC., an Ohio corporation



                                        By:
                                            --------------------------
                                        Its:
                                            -----------------------


Dated:
      -----------------------
                                                                         Page 10